united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22638

Arrow Investments Trust

(Exact name of registrant as specified in charter)

6100 Chevy Chase Drive Suite 100 , Laurel MD 20707

(Address of principal executive offices) (Zip code)

Corporation Service Company

251 Little Falls Drive

Wilmington, Delaware 19808

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 7/31

Date of reporting period: 7/31/18

Item 1. Reports to Stockholders.

Arrow DWA Balanced Fund
Arrow DWA Tactical Fund
Arrow Dynamic Income Fund
Arrow Managed Futures Strategy Fund

Annual Report
July 31, 2018

1-877-277-6933

Distributed by Archer Distributors, LLC
Member FINRA

Dear Shareholder,

We are pleased to provide the annual report for the Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow Dynamic Income Fund and Arrow Managed Futures Strategy Fund (each “the Fund” and collectively “the Funds”) for the one-year period ended July 31, 2018. During the past year, we have continued our ongoing client education efforts regarding the potential benefits of combining tactical asset allocation with alternative assets. All of our Funds continue to support this philosophy.

Arrow DWA Balanced Fund allows investors to gain exposure to sophisticated asset allocation strategies similar to those used by institutions and endowments. The Fund stays responsive to market conditions through a relative strength-based allocation process across a diverse array of market segments primarily through a combination of exchange traded products (“ETP”) and individual equities based on the DWA Balanced investment model. The Fund also provides exposure to managed futures using derivatives, such as swap agreements, with an additional expense that will reduce the overall performance. The Fund may also use derivatives and futures to gain exposure to some markets, such as commodities and currencies. This is done when trading efficiency and cost benefits to the Fund would have the potential for a net positive impact on overall performance by reducing acquired fund fees from holding an ETP. As conditions change, the tactical nature of the Fund allows it to seek new market leadership. The Fund’s net assets were more than $91 million at the end of July 2018. Since the Fund’s inception in August 2006 through the end of July 2018, the Fund’s annualized performance was 4.64% (Class A, without load), while the S&P 500 Index returned 9.12%, the Morningstar Global Flexible Allocation Equal Weight Index returned 3.86% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 4.06% over the same time period. The Fund (Class A, without load) was up 5.69% for the one-year period through July 2018, lagging the S&P 500’s 16.24% return over the same period and essentially in line with the Morningstar Global Flexible Equal Weight benchmark’s performance of 5.79%. Over the same one-year period, bonds were down slightly at -0.80%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The domestic equity markets were very strong over the past year. However, the Fund’s diversified exposure to bonds, foreign equities and alternative assets accounted for much of its underperformance. The Fund is mandated to maintain diversification, which may help with volatility when traditional markets become erratic. The Fund’s relative-strength-based approach continues to evolve and respond to the changing markets. But again, overall performance of the Fund was muted relative to domestic equities due to the diverse global asset class exposure.

Arrow DWA Tactical Fund stays responsive to market conditions through a relative strength-based allocation process across a concentrated portfolio primarily consisting of exchange traded products based on the DWA Systematic RS Global Macro investment model. The Fund may also use derivatives and futures to gain exposure to some markets, such as commodities and currencies. This is done when trading efficiency and cost benefits to the Fund would have the potential for a net positive impact on overall performance by reducing acquired fund fees from holding an ETP. The Arrow DWA Tactical Fund’s net assets are at approximately $175 million through the end of July 2018. Since its inception in May 2008 through July 2018, the Fund’s Class A shares (without load) had an annualized return of 3.52% versus the broad domestic stock market’s return of 9.44% as measured by the S&P 500 Index and the PCM Global Macro Index returned 5.01%. The

Bloomberg Barclays U.S. Aggregate Bond Index returned 3.65% over the same time period. Keep in mind that the performance since inception can be deceiving, considering the Fund was launched around the market peak shortly before the global financial crisis of 2008-09. Choppy markets and frequent changes in market leadership tend to hinder relative strength-based strategies, particularly those with concentrated holdings exposure. Despite the timing of the Fund’s launch, returns since inception are positive and the strategy has had many periods where it has shined versus its peers. The Fund (Class A, without load) was up 10.23% for the one-year period, trailing the S&P 500’s 16.24% but outperforming the PCM Global Macro’s 1.37% return. When compared to the bond market, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index’s one-year return of -0.80%. The one-year returns lagged the domestic equity markets for a few reasons. The Fund had international equity exposure throughout the year that provided positive returns and in many cases early in the rolling 12 month period ended July 31, 2018, outperformed domestic equities. However, beginning in February 2018, the international markets began to reverse with the US equity market correction. Since the correction, domestic equities have recovered while international markets continued to falter. The Fund’s domestic equity exposures kept pace with or outperformed the S&P 500 during the rolling 12 month period ended July 31, 2018 but international equity exposure was a drag on relative performance and the Fund began to reduce its exposure to international markets, dropping emerging markets, Eurozone and Latin America. The Fund began to rotate into the energy sector beginning in March 2018 picking up on the recovery in energy prices. This is an example of how the global macro approach continues to adapt to changing market conditions through its relative strength-based strategy. The Fund benefits from sustained trends and fewer shifts in market leadership.

Arrow Dynamic Income Fund allows investors to gain exposure to three nontraditional bond strategies within a single portfolio. The Fund is designed to provide tactical long, flat and/or short exposure to three distinct fixed income baskets of high yield, credit default and government bonds. The Fund uses ETP’s and individual bonds, as well as derivatives and futures contracts for positional exposure, or to create market neutral positions when bond market liquidity is a factor. The use of derivatives provides less transactional performance drag due to potential fixed income market liquidity premiums and constraints. The Fund’s focus on alternative fixed income follows three distinct systematic tactical strategies that act independently of one another and are unique to each market segment. The Fund’s net assets were more than $30 million at the end of July 2018. Since its inception in October 2007 through July 2018, the Fund’s Class A shares (without load) had an annualized return of -0.25% versus the Bloomberg Barclays U.S. Aggregate Bond Index return of 3.77% over the same period and the PCM Emerald Long/Short Debt HF Index’s 3.58% return. It is important to remember that some of that performance occurred prior to the Fund’s current alternative fixed income approach, which went into effect on March 31, 2014. The Fund (Class A, without load) was -0.97% for the one-year period ending July 2018, while the Bloomberg Barclays U.S. Aggregate Bond Index returned -0.80% and the PCM Emerald Long/Short Debt HF Index returned -3.05%. Traditional bonds enjoyed consistent, albeit sideways performance in Q4 2017 but suffered along with equities during the February 2018 rapid correction. Since the correction, traditional fixed income has continued to be under pressure in the rising rate environment and has been range bound. During the past year, the long/short Credit Suisse Fixed Income Arbitrage Hedge Fund Index was up 3.50% while the PCM Emerald Long/Short Debt HF Index was down -3.05%, reflecting a dichotomy of performances in alternative fixed income approaches. The sideways price action of Q4 2017 caused losses for the Fund’s technical models as did the abrupt correction across markets during early February 2018. The Fund has performed well during periods when consistent trends in prices emerge in Government Bonds, the Credit Default Index and High Yield Bonds in general. Those opportunities did not present themselves often in those markets during the 12 month period ended July 31, 2018 and the Fund finished the period more or less in line with traditional fixed income but well ahead of its primary benchmark, the PCM Emerald Long/Short Debt HF Index.

Arrow Managed Futures Strategy Fund follows a strategy that seeks to provide exposure to a wide range of global futures markets. In October 2015, the Fund began tracking the DUNN Capital World Monetary & Agricultural (“WMA”) Program, a systematic quantitative managed futures program overseen by DUNN Capital Management, LLC. With more than 30 years of experience, DUNN has received several awards and has been recognized as an industry leader. The DUNN WMA Program provides access to more than 50 global markets through the use of more than 100 proprietary trading models. The nature of managed futures generally requires direct or indirect exposure to the futures market, rather than holding physical commodities and financial instruments. In order to provide mutual fund access to the DUNN WMA Program, the Fund must use derivatives, such as swap agreements, with an additional expense that will reduce the overall performance. The market value of the swap makes up 100% the notional value of the Fund. The Fund is intended to complement traditional portfolios due to the historically low correlation of managed futures relative to many other asset classes. The Fund’s net assets were more than $110 million at the end of July 2018. Since its inception at the end of April 2010 through the end of July 2018, the Fund (Class A, without load) has an annualized return of -1.54%, while the broad market S&P 500 Index has returned an annualized 13.39% and the Credit Suisse Managed Futures Liquid Index returned an annualized 1.32%. The Fund (Class A, without load) gained 7.79% in the one-year period ended July 31, 2018, while the S&P 500 Index, Bloomberg Barclays U.S. Aggregate Bond Index and Credit Suisse Managed Futures Liquid Index returned 16.24%, -0.80% and -6.08%, respectively, over the same time period. The DUNN WMA Program has historically embraced a wider range of volatility than the managed futures strategies represented by the Credit Suisse Managed Futures Liquid Index. The Fund outperformed the Credit Suisse Managed Futures Liquid Index rather widely for the period but did experience higher losses and volatility during the February 2018 rapid correction in the markets.

For more information, please visit our website at www.arrowfunds.com. We are grateful for your investment and for your continued confidence in our company.

Sincerely,

Joseph J. Barrato

Chief Executive Officer

Arrow Investment Advisors, LLC

August 2018

AD-092618

Arrow DWA Balanced Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2018

The Fund’s performance figures* for the periods ended July 31, 2018, as compared to its benchmarks:

					Annualized
		Annualized	Annualized	Annualized	Since Inception -
	One Year	Three Year	Five Year	Ten Year	July 31, 2018
Arrow DWA Balanced Fund - Class A **	5.69%	2.30%	3.65%	3.71%	4.64%
Arrow DWA Balanced Fund - Class A with load **	(0.35)%	0.29%	2.43%	3.10%	4.12%
Arrow DWA Balanced Fund - Class C **	4.95%	1.53%	2.88%	2.94%	3.86%
Arrow DWA Balanced Fund - Institutional Class Shares ***	5.94%	2.56%	3.91%	N/A	4.74%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.80)%	1.49%	2.25%	3.73%	4.06%** / 2.05%***
S&P 500 Index	16.24%	12.52%	13.12%	10.67%	9.12%** / 13.94%***
Morningstar Global Flexible Allocation EW Index	5.79%	4.36%	4.14%	3.35%	3.86%** / 4.23%***

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. All total returns as indicated above are calculated using the traded Net Asset Value on July 31, 2018. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.83% for Class A shares, 2.58% for Class C shares and 1.58% for the Institutional Class shares per the December 1, 2017 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75% and are subject to a maximum deferred sales charge of 1.00% of the original purchase price. Redemptions of any class of shares made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call 1-877-277-6933. Updated information regarding the Fund’s expense ratios is available in the Financial Highlights.

**	Inception date is August 7, 2006 for Class A and Class C shares.

***	Inception date is March 21, 2012 for Institutional Class shares.

The Bloomberg Barclays U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 10,100 fixed income issues and is valued at around $20 trillion.

The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

The Morningstar Global Flexible Allocation EW Index offers exposure to all of the major asset classes globally, but does not have a specific target asset allocation, thus may invest in variable proportions of stocks, bond or cash.

Effective July 31, 2018, the Fund’s primary benchmarks changed from the S&P 500 Index and Barclays U.S. Aggregate Bond Index to the Morningstar Global Flexible Allocation EW Index to more closely align the Fund’s Principal Investment Strategies. The previous benchmarks provided exposure to the systematic returns and risk of the overall equity and bond markets, and the new benchmark is closely correlated to the risk and return characteristics of the Fund’s overall investment strategy.

Comparison of the Change in Value of a $10,000 Investment

Arrow DWA Balanced Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
July 31, 2018

The Fund’s Asset Classes are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds
Global	19.6%
Government	17.2%
Large-Cap	5.6%
Small-Cap	5.6%
Inflation Protected	5.0%
Index Related	4.3%
Conservative Allocation	3.3%
Common Stocks
Technology	6.6%
Consumer Discretionary	6.2%
Financials	4.1%
Industrials	3.0%
Health Care	1.9%
Communications	1.4%
Energy	1.1%
Consumer Staples	0.9%
Utilities	0.9%
U.S. Treasury Bills	6.5%
Money Market Funds	6.3%
Other Assets Less Liabilities	0.5%
100.0%

Please refer to the Consolidated Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Arrow DWA Tactical Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2018

The Fund’s performance figures* for the periods ended July 31, 2018, as compared to its benchmarks:

					Annualized
		Annualized	Annualized	Annualized	Since Inception -
	One Year	Three Year	Five Year	Ten Year	July 31, 2018
Arrow DWA Tactical Fund - Class A **	10.23%	5.45%	6.67%	4.43%	3.52%
Arrow DWA Tactical Fund - Class A with load **	3.91%	3.39%	5.42%	3.81%	2.92%
Arrow DWA Tactical Fund - Class C **	9.46%	4.68%	5.87%	3.65%	2.75%
Arrow DWA Tactical Fund - Institutional Class Shares ***	10.47%	5.72%	6.93%	N/A	8.15%
S&P 500 Index	16.24%	12.52%	13.12%	10.67%	9.44%** / 13.94%***
Bloomberg Barclays U.S. Aggregate Bond Index	(0.80)%	1.49%	2.25%	3.73%	3.65%** / 2.05%***
Morningstar Global Flexible Allocation EW Index	5.79%	4.36%	4.14%	3.35%	2.60%** / 4.23%***
Wilshire Liquid Alternative Global Macro Index	(0.10)%	(1.73)%	0.73%	0.04%	(0.56)%**/0.23%***
PCM Global Macro Index	1.37%	3.07%	0.90%	5.41%	5.01%** / (0.14)%***

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.85% for Class A shares, 2.60% for Class C shares and 1.60% for the Institutional Class shares per the December 1, 2017 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75% and are subject to a maximum deferred sales charge of 1.00% of the original purchase price. Redemptions of any class of shares made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call 1-877-277-6933. Updated information regarding the Fund’s expense ratios is available in the Financial Highlights.

**	Inception date is May 30, 2008 for Class A and Class C shares.

***	Inception date is March 21, 2012 for Institutional Class shares.

The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

The Bloomberg Barclays U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 10,100 fixed income issues and is valued at around $20 trillion.

The Morningstar Global Flexible Allocation EW Index offers exposure to all of the major asset classes globally, but does not have a specific target asset allocation, thus may invest in variable proportions of stocks, bond or cash.

The Wilshire Liquid Alternative Global Macro Index measures the performance of the global macro strategy component of the Wilshire Liquid Alternative IndexSM. Global macro strategies predominantly invest in situations driven by the macro-economic environment across the capital structure as well as currencies and commodities. The Wilshire Liquid Alternative Global Macro Index (WLIQAGM) is designed to provide a broad measure of the liquid alternative global macro market.

The objective of the PCM Global Macro Index is total return through broad asset classes including global equities, fixed income, major currencies, precious metals, and commodity ETFs. By using inverse ETFs, PCM’s Risk Management Overlay may allow the capture of positive returns in periods of falling markets. The index may hold long and inverse (short) positions simultaneously. This creates a multi -directional strategy, making it possible to have gains when markets decline. This index may rotate on a monthly basis.

Effective July 31, 2018, the Fund’s primary benchmarks changed from the S&P 500 Index and Barclays U.S. Aggregate Bond Index to the PCM Global Macro Index to more closely align the Fund’s Principal Investment Strategies. The previous benchmarks provided exposure to the systematic returns and risk of the overall equity and bond markets, and the new benchmark is closely correlated to the risk and return characteristics of the Fund’s overall investment strategy.

Comparison of the Change in Value of a $10,000 Investment

Arrow DWA Tactical Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
July 31, 2018

The Fund’s Asset Classes are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds - Equity Funds	81.8%
Money Market Fund	16.5%
Other Assets less Liabilities	1.7%
100.0%

Please refer to the Consolidated Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Arrow Dynamic Income Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2018

The Fund’s performance figures* for the periods ended July 31, 2018, as compared to its benchmarks:

					Annualized
		Annualized	Annualized	Annualized	Since Inception -
	One Year	Three Year	Five Year	Ten Year	July 31, 2018
Arrow Dynamic Income Fund - Class A **	(0.97)%	3.76%	2.56%	(0.43)%	(0.25)%
Arrow Dynamic Income Fund - Class A with load **	(6.69)%	1.73%	1.35%	(1.02)%	(0.80)%
Arrow Dynamic Income Fund - Class C **	(1.68)%	2.98%	1.80%	(1.18)%	(0.98)%
Arrow Dynamic Income Fund - Institutional Class Shares ***	(0.68)%	4.03%	2.82%	N/A	1.84%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.80)%	1.49%	2.25%	3.73%	3.77% **/ 2.05%***
Credit Suisse Fixed Income Arbitrage Hedge Fund Index	3.50%	4.06%	3.93%	4.35%	3.60%** / 4.61%^
PCM Emerald Long/Short Debt HF Index	(3.05)%	0.56%	0.02%	3.44%	3.58%** / (0.61)%***

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. All total returns as indicated above are calculated using the traded Net Asset Value on July 31, 2018. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 1.51% for Class A shares, 2.26% for Class C shares and 1.26% for the Institutional Class shares per the December 1, 2017 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75% and are subject to a maximum deferred sales charge of 1.00% of the original purchase price. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-877-277-6933. Updated information regarding the Fund’s expense ratios is available in the Financial Highlights.

**	Inception date is October 31, 2007 for Class A and Class C shares.

***	Inception date is March 21, 2012 for Institutional Class shares.

^	Since 4/1/12 (Only monthly returns are available, therefore not able to show data as of 3/21/12)

The Bloomberg Barclays U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 10,100 fixed income issues and is valued at around $20 trillion.

The Credit Suisse Fixed Income Arbitrage Hedge Fund Index is a subset of the Credit Suisse Hedge Fund IndexSM that measures the aggregate performance of dedicated short bias funds. Fixed income arbitrage funds typically attempt to generate profits by exploiting inefficiencies and price anomalies between related fixed income securities. Funds often seek to limit volatility by hedging out exposure to the market and interest rate risk. Strategies may include leveraging long and short positions in similar fixed income securities that are related either mathematically or economically. The sector includes credit yield curve relative value trading involving interest rate swaps, government securities and futures; volatility trading involving options; and mortgage-backed securities arbitrage (the mortgage-backed market is primarily U.S.-based and over-the-counter).

The PCM Emerald Long/Short Debt HF Index uses an approach selecting the ETFs based upon a multi-factor quantitative approach.

Effective July 31, 2018, the Fund’s primary benchmark changed from the Credit Suisse Fixed Income Arbitrage Hedge Fund Index to the PCM Emerald Long/Short Debt HF Index to more closely align the Fund’s Principal Investment Strategies. The previous benchmark provided exposure to the systematic returns and risk of a multi-alternative approach, and the new benchmark is closely correlated to the risk and return characteristics of the Fund’s overall investment strategy.

Comparison of the Change in Value of a $10,000 Investment

Arrow Dynamic Income Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
July 31, 2018

The Fund’s Asset Classes are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds - Conservative Allocation	44.7%
Exchange Traded Funds - Corporate	13.2%
Corporate Bonds	36.2%
Other Assets Less Liabilities	5.9%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Arrow Managed Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2018

The Fund’s performance figures* for the periods ended July 31, 2018, as compared to its benchmarks:

				Annualized
		Annualized	Annualized	Since Inception-
	One Year	Three Year	Five Year	July 31, 2018
Arrow Managed Futures Strategy Fund - Class A **	7.79%	(1.93)%	0.19%	(1.54)%
Arrow Managed Futures Strategy Fund - Class A with load **	1.59%	(3.86)%	(0.99)%	(2.25)%
Arrow Managed Futures Strategy Fund - Class C **	6.92%	(2.58)%	(0.54)%	(2.25)%
Arrow Managed Futures Strategy Fund - Institutional Class Shares ***	7.88%	(1.69)%	0.46%	(0.70)%
S&P 500 Index	16.24%	12.52%	13.12%	13.39% ** / 13.94% ***
Bloomberg Barclays U.S. Aggregate Bond Index	(0.80)%	1.49%	2.25%	2.95% ** / 2.05% ***
Barclay BTOP50 Index	(0.86)%	(3.22)%	0.36%	(0.03)%** /(0.13)%***
Credit Suisse Managed Futures Liquid Index	(6.08)%	(2.97)%	2.76%	1.32%** / 1.59%***

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. All total returns as indicated above are calculated using the traded Net Asset Value on July 31, 2018. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.39% for Class A shares, 2.14% for Class C shares and 1.14% for the Institutional Class shares per the December 1, 2017 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75% and are subject to a maximum deferred sales charge of 1.00% of the original purchase price. Redemptions of any class of shares made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call 1-877-277-6933. Updated information regarding the Fund’s expense ratios is available in the Financial Highlights.

**	Inception date is April 30, 2010 for Class A and Class C shares.

***	Inception date is March 21, 2012 for Institutional Class shares.

The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

The Bloomberg Barclays U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 10,100 fixed income issues and is valued at around $20 trillion.

The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. To be included in the BTOP50, the following criteria must be met: program must be open for investment; manager must be willing to provide us daily returns; program must have at least two years of trading activity; program’s advisor must have at least three years of operating history; and the BTOP50’s portfolio will be equally weighted among the selected programs at the beginning of each calendar year and will be rebalanced annually.

The Credit Suisse Managed Futures Liquid Index seeks to gain broad exposure to the Managed Futures strategy using a pre-defined quantitative methodology to invest in a range of asset classes including: equities, fixed income, commodities and currencies. The Managed Futures Liquid Index is also a factor within the Credit Suisse Global Strategies Liquid Index.

Effective July 31, 2018, the Fund’s primary benchmark changed from the Barclay BTOP50 Index to the Credit Suisse Managed Futures Liquid Index to more closely align the Fund’s Principal Investment Strategies. The previous benchmark provided exposure to the systematic returns and risk of a less liquid and narrow universe of CTA strategies, and the new benchmark is based on a liquid systematic CTA discipline that is closely correlated to the return characteristics of the Fund’s overall investment strategy.

Comparison of the Change in Value of a $10,000 Investment

Arrow Managed Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
July 31, 2018

The Fund’s Asset Classes are as follows:

Asset Class	% of Net Assets
Exchange Traded Fund - Conservative Allocation	49.9%
U.S. Treasury Bill	42.5%
Money Market Fund	8.4%
Liabilities in Excess of Other Assets	(0.8)%
100.0%

Please refer to the Consolidated Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
July 31, 2018

Shares		Value
	COMMON STOCKS - 26.1%
	AEROSPACE/DEFENSE - 1.0%
3,739	Arconic, Inc.	$81,099
189	Boeing Co.	67,341
337	General Dynamics Corp.	67,319
453	Harris Corp.	74,722
265	Huntington Ingalls Industries, Inc.	61,758
352	L3 Technologies, Inc.	75,483
215	Lockheed Martin Corp.	70,112
222	Northrop Grumman Corp.	66,709
361	Raytheon Co.	71,489
548	Rockwell Collins, Inc.	76,167
1,013	Textron, Inc.	69,158
202	TransDigm Group, Inc.	75,859
538	United Technologies Corp.	73,028
		930,244
	ASSET MANAGEMENT - 0.4%
3,124	Charles Schwab Corp.	159,511
2,867	E*TRADE Financial Corp. *	171,475
		330,986
	BANKING - 0.9%
1,280	BB&T Corp	65,037
1,643	Citizens Financial Group, Inc.	65,359
682	Comerica, Inc.	66,113
2,213	Fifth Third Bancorp	65,483
4,251	Huntington Bancshares, Inc.	65,635
3,114	KeyCorp.	64,989
375	M&T Bank Corp.	65,006
3,589	People’s United Financial, Inc.	65,427
453	PNC Financial Services Group, Inc.	65,608
3,499	Regions Financial Corp.	65,116
904	SunTrust Banks, Inc.	65,151
218	SVB Financial Group	67,118
1,257	Zions Bancorporation	64,987
		851,029
	COMMERCIAL SERVICES - 2.5%
4,589	Cintas Corp.	938,359
18,063	Robert Half International, Inc.	1,368,453
		2,306,812
	CONSUMER PRODUCTS - 0.9%
8,641	Brown-Forman Corp.	459,874
1,833	Constellation Brands, Inc.	385,352
		845,226
	GAMING, LODGING & RESTAURANTS - 1.0%
2,979	Carnival Corp.	176,476
2,155	Hilton Worldwide Holdings, Inc.	169,512
1,293	Marriott International, Inc.	165,297
3,574	Norwegian Cruise Line Holdings Ltd. *	178,807
1,661	Royal Caribbean Cruises Ltd.	187,294
		877,386

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2018

Shares		Value
	HARDWARE - 2.0%
671	Apple, Inc.	$127,685
16,242	FLIR Systems, Inc.	951,781
8,082	Hewlett Packard Enterprise Co.	124,786
5,684	HP, Inc.	131,187
1,573	NetApp, Inc.	121,939
2,191	Seagate Technology PLC	115,290
1,581	Western Digital Corp.	110,907
5,041	Xerox Corp.	130,915
		1,814,490
	HEALTH CARE FACILITIES & SERVICES - 1.0%
766	Aetna, Inc.	144,307
634	Anthem, Inc.	160,402
1,147	Centene Corp. *	149,488
847	Cigna Corp.	151,969
493	Humana, Inc.	154,891
599	UnitedHealth Group, Inc.	151,679
		912,736
	INSTITUTIONAL FINANCIAL SERVICES - 1.1%
1,172	Cboe Global Markets, Inc.	113,836
788	CME Group, Inc.	125,386
1,715	Intercontinental Exchange, Inc.	126,756
3,467	Morgan Stanley	175,292
1,407	Nasdaq, Inc.	128,600
1,803	Raymond James Financial, Inc.	165,137
735	The Goldman Sachs Group, Inc.	174,511
		1,009,518
	MACHINERY - 1.0%
6,107	Deere & Co.	884,233

	MEDIA - 1.4%
108	Alphabet, Inc. - Class A *	132,540
109	Alphabet, Inc. - Class C *	132,681
85	Booking Holdings, Inc. *	172,441
1,493	Expedia, Inc.	199,823
620	Facebook, Inc. *	107,000
431	Netflix, Inc. *	145,441
3,006	TripAdvisor, Inc. *	174,318
2,716	Twitter, Inc. *	86,559
884	VeriSign, Inc. *	128,383
		1,279,186
	MEDICAL EQUIPMENT & DEVICES - 1.0%
926	Abbott Laboratories	60,690
137	ABIOMED, Inc. *	48,571
769	Baxter International, Inc.	55,714
237	Becton Dickinson and Co.	59,338
1,747	Boston Scientific Corp. *	58,717
576	Danaher Corp.	59,086
387	Edwards Lifesciences Corp. *	55,128
1,440	Hologic, Inc. *	61,790
261	IDEXX Laboratories, Inc. *	63,927
117	Intuitive Surgical, Inc. *	59,458

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2018

Shares		Value
	MEDICAL EQUIPMENT & DEVICES (continued) - 1.0%
658	Medtronic PLC	$59,371
545	ResMed, Inc.	57,650
336	Stryker Corp.	54,852
496	Varian Medical Systems, Inc. *	57,263
517	Zimmer Biomet Holdings, Inc.	64,894
		876,449
	OIL, GAS & COAL - 1.0%
1,307	Andeavor	196,128
2,543	HollyFrontier Corp.	189,657
2,451	Marathon Petroleum Corp.	198,114
1,524	Phillips 66	187,970
1,561	Valero Energy Corp.	184,744
		956,613
	REAL ESTATE - 0.9%
17,407	CBRE Group, Inc. *	866,869

	RETAIL - DISCRETIONARY - 2.7%
100	Amazon.com, Inc. *	177,744
11,355	Best Buy Co., Inc.	851,966
7,615	Copart, Inc. *	437,025
3,615	eBay, Inc. *	120,922
2,181	Home Depot, Inc.	430,791
4,521	Lowe’s Cos, Inc.	449,116
		2,467,564
	SEMICONDUCTORS - 1.0%
4,635	Advanced Micro Devices, Inc. *	84,960
773	Analog Devices, Inc.	74,316
325	Broadcom Ltd.	72,075
1,466	Intel Corp.	70,515
753	Microchip Technology, Inc.	70,353
1,173	Micron Technology, Inc. *	61,923
290	NVIDIA Corp.	71,009
960	Qorvo, Inc. *	78,490
1,180	QUALCOMM, Inc.	75,626
768	Skyworks Solutions, Inc.	72,637
656	Texas Instruments, Inc.	73,026
1,019	Xilinx, Inc.	73,439
		878,369
	SOFTWARE - 3.0%
3,734	Activision Blizzard, Inc.	274,150
445	Adobe Systems, Inc. *	108,883
1,678	Akamai Technologies, Inc. *	126,286
615	ANSYS, Inc. *	103,861
876	Autodesk, Inc. *	112,513
4,954	CA, Inc.	219,016
2,612	Cadence Design Systems, Inc. *	115,163
1,033	Citrix Systems, Inc. *	113,599
2,018	Electronic Arts, Inc. *	259,818
548	Intuit, Inc.	111,924
1,089	Micro Focus International PLC - ADR	17,642
1,780	Microsoft Corp.	188,822

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2018

Shares		Value
	SOFTWARE (continued) - 3.0%
3,689	Oracle Corp.	$175,892
1,264	Red Hat, Inc. *	178,515
852	salesforce.com, Inc. *	116,852
8,369	Symantec Corp.	169,221
1,341	Synopsys, Inc. *	119,926
2,404	Take Two Interactive Software, Inc.	271,700
		2,783,783
	SPECIALTY FINANCE - 0.7%
278	Alliance Data Systems Corp.	62,517
620	Fidelity National Information Services, Inc.	63,941
886	Fiserv, Inc. *	66,875
311	FleetCor Technologies, Inc. *	67,487
596	Global Payments, Inc.	67,092
332	MasterCard, Inc. - Class A	65,736
794	PayPal Holdings, Inc. *	65,219
3,227	The Western Union Co.	65,056
777	Total System Services, Inc.	71,127
493	Visa, Inc. - Class A	67,413
		662,463
	TECHNOLOGY SERVICES - 0.7%
488	Automatic Data Processing, Inc.	65,875
572	Broadridge Financial Solutions, Inc.	64,625
2,412	Conduent, Inc. *	43,319
766	Moody’s Corp.	131,078
739	MSCI, Inc.	122,814
964	Paychex, Inc.	66,535
597	S&P Global, Inc.	119,663
		613,909
	TRANSPORTATION & LOGISTICS - 1.0%
3,355	CSX Corp.	237,131
1,990	Kansas City Southern	231,377
1,422	Norfolk Southern Corp.	240,318
1,507	Union Pacific Corp.	225,884
		934,710
	UTILITIES - 0.9%
31,514	AES Corp.	421,027
13,863	NRG Energy, Inc.	439,041
		860,068

	TOTAL COMMON STOCKS (Cost $18,929,567)	23,942,643

	EXCHANGE TRADED FUNDS - 60.6%
	CONSERVATIVE ALLOCATION - 3.3%
30,000	Arrow Reserve Capital Management ETF #	3,006,000

	GLOBAL - 19.6%
620,000	Arrow DWA Country Rotation ETF # ## *	17,992,400

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2018

Shares				Value
	GOVERNMENT - 17.2%
135,577	iShares 1-3 Year Treasury Bond ETF			$11,278,651
38,106	iShares 20+ Year Treasury Bond ETF			4,561,288
				15,839,939
	INDEX RELATED - 4.3%
74,529	SPDR Bloomberg Barclays Convertible Securities ETF			3,963,452

	INFLATION PROTECTED - 5.0%
40,621	iShares TIPS Bond ETF			4,543,053

	LARGE-CAP - 5.6%
33,705	Vanguard Growth ETF			5,176,077

	SMALL-CAP - 5.6%
29,108	Vanguard Small-Cap Growth ETF			5,166,671

	TOTAL EXCHANGE TRADED FUNDS (Cost $54,581,967)			55,687,592

	SHORT-TERM INVESTMENTS - 12.8%
	MONEY MARKET FUND - 6.3%
5,819,587	Fidelity Institutional Money Market Fund - Government Portfolio - Class I to yield 1.80% ^			5,819,587

Principal ($)		Coupon Rate (%)	Maturity	Value
	U.S. TREASURY BILL - 6.5% **
6,000,000	United States Treasury Bills, to yield 2.10% (a) +	0.000	12/20/2018	5,951,413

	TOTAL SHORT-TERM INVESTMENT (Cost $11,771,306)			11,771,000

	TOTAL INVESTMENTS - 99.5% (Cost $85,282,840)			$91,401,235
	OTHER ASSETS LESS LIABILITIES - 0.5%			453,735
	NET ASSETS - 100.0%			$91,854,970

*	Non-Income producing security.

**	Zero Coupon Bond.

^	Money market fund; interest rate reflects seven-day effective yield on July 31, 2018.

#	Affiliated Exchange Traded Fund

##	Affiliated company - The Arrow DWA Balanced Fund holds in excess of 5% of the outstanding voting securities of this exchange traded fund.

+	All or a portion of this investment is a holding of the ADWAB Fund Limited.

PLC - Public Limited Company

(a)	All or a portion of this security is pledged as collateral for swap agreements.

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2018

FUTURES CONTRACTS

Long				Underlying Face	Unrealized
Contracts	Counterparty	Open Long Futures Contracts ^	Expiration	Amount at Value	Gain / (Loss)
8	Goldman Sachs & Co. LLC	Brent Crude Future ++	Jan-19	$595,040	$34,600
12	Goldman Sachs & Co. LLC	Corn Future ++	Sep-18	223,350	(24,000)
41	Goldman Sachs & Co. LLC	Dollar Index Future	Sep-18	3,865,275	8,805
7	Goldman Sachs & Co. LLC	Gasoline RBOB Future ++	Jan-19	562,745	25,633
2	Goldman Sachs & Co. LLC	Gold 100oz Future ++	Oct-18	245,700	(3,780)
1	Goldman Sachs & Co. LLC	LME Copper Future ++	Feb-19	158,194	(15,325)
3	Goldman Sachs & Co. LLC	LME PRI Aluminum Future ++	Oct-18	155,963	(17,419)
2	Goldman Sachs & Co. LLC	LME Zinc Future ++	Jan-19	130,850	(20,725)
8	Goldman Sachs & Co. LLC	Natural Gas Future ++	May-19	207,120	3,650
6	Goldman Sachs & Co. LLC	NY Harbor Future ++	Jun-19	535,450	(27,880)
1	Goldman Sachs & Co. LLC	Silver Future ++	Dec-18	78,295	(5,255)
4	Goldman Sachs & Co. LLC	Soybean Future ++	Nov-18	183,800	(22,900)
13	Goldman Sachs & Co. LLC	Sugar # 11 ++	Oct-18	153,608	(19,802)
10	Goldman Sachs & Co. LLC	Wheat Future (CBT) ++	Jul-19	296,125	20,200
9	Goldman Sachs & Co. LLC	WTI Crude Future ++	Mar-19	593,550	24,870
	Net Unrealized Loss from Open Long Future Contracts				$(39,328)

++	All of these contracts are holdings of the ADWAB Fund Limited.

^	All collateral for open futures contracts consists of cash included as Deposits with brokers on the Consolidated Statement of Assets and Liabilities.

FINANCIAL INDEX SWAP

Notional Value at				Variable Rate		Unrealized
July 31, 2018	Description	Counterparty	Fixed Rate Paid	Received	Maturity Date	Appreciation
4,180,631	Dunn WMA Financial Index	Societe Generale, S.A.	0.45% on Notional below $50 million 0.40% on Notional between $50 and $100 million 0.35% on Notional between $100 and $150 million 0.30% on Notional greater than $150 million	Dunn WMA Financial Index program of Dunn Capital Management, LLC. (“Dunn”)	Open-Ended Maturity	$86,880

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2018

Additional Information — Financial Index Swap Contract

The following table represents the top individual positions and related values within the financial index swap as of July 31, 2018.

					Unrealized
Open Long Future					Appreciation/
Contracts	Description	Expiration	Counterparty	Weighted %	(Depreciation)
19	Aussie 10 Yr Bibd	Sep-18	Societe Generale	0.41%	$359
12	CAC Index	Aug-18	Societe Generale	3.29%	2,860
1	DAX Index	Sep-18	Societe Generale	0.37%	324
13	Emini Nasdaq	Sep-18	Societe Generale	13.81%	11,996
7	Emini S& P	Sep-18	Societe Generale	5.29%	4,595
273	ERX 2 Bund	Sep-18	Societe Generale	-4.98%	(4,328)
68	ERX BOBL	Sep-18	Societe Generale	0.58%	504
175	Euribor	Dec-18	Societe Generale	0.09%	82
38	Euro Bund	Sep-18	Societe Generale	11.05%	9,603
18	Euro STOXX50	Sep-18	Societe Generale	3.52%	3,061
14	FTSE Index	Sep-18	Societe Generale	12.59%	10,934
3	Gilts	Sep-18	Societe Generale	1.64%	1,425
2	Hang Seng Index	Aug-18	Societe Generale	-3.82%	(3,318)
13	Japan Govt Bond OSE	Sep-18	Societe Generale	29.17%	25,347
7	Mini DOW	Sep-18	Societe Generale	4.29%	3,726
1	OSK Nikkei	Sep-18	Societe Generale	-0.26%	(226)
38	SFE SPI 200	Sep-18	Societe Generale	-6.25%	(5,426)
1	Topix Index	Sep-18	Societe Generale	-1.23%	(1,069)
					$60,449

Open Short Future
Contracts
(156)	2 Year T-Note	Sep-18	Societe Generale	-2.88%	(2,502)
(102)	5 Year T-Note	Sep-18	Societe Generale	-0.98%	(848)
(37)	Aussie 3 Yr Bond	Sep-18	Societe Generale	0.96%	835
(36)	Australian Dollar CME	Sep-18	Societe Generale	-11.54%	(10,026)
(13)	British Pound CME	Sep-18	Societe Generale	1.02%	883
(39)	Canadian Dollar CME	Sep-18	Societe Generale	-6.17%	(5,362)
(18)	CFE VIX	Aug-18	Societe Generale	17.05%	14,810
(18)	EUR/USD CME	Sep-18	Societe Generale	3.62%	3,142
(213)	Eurodollars	Dec-19	Societe Generale	-0.11%	(92)
(28)	Japanese Yen CME	Sep-18	Societe Generale	26.54%	23,062
(9)	Mexican Peso CME	Sep-18	Societe Generale	1.58%	1,374
(107)	Short Sterling	Dec-19	Societe Generale	-0.35%	(306)
(37)	Swiss Franc CME	Sep-18	Societe Generale	12.67%	11,005
(63)	US 10 Yr Notes	Sep-18	Societe Generale	-3.43%	(2,978)
(17)	US T. Bond	Sep-18	Societe Generale	-6.67%	(5,796)
					$27,201

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2018

COMMODITY INDEX SWAP ++
Notional Value at				Variable Rate		Unrealized
July 31, 2018	Description	Counterparty	Fixed Rate Paid	Received	Maturity Date	Depreciation
5,226,476	Dunn WMA Commodity Index	Societe Generale, S.A.	0.45% on Notional below $50 million 0.40% on Notional between $50 and $100 million 0.35% on Notional between $100 and $150 million 0.30% on Notional greater than $150 million	Dunn WMA Commodity Index program of Dunn Capital Management, LLC.	Open-Ended Maturity	$(110,400)
Net Unrealized Depreciation on Swap Contracts						$(23,520)

++	All or a portion of these contracts are holdings of the ADWAB Fund Limited.

Additional Information — Commodity Index Swap Contract

The following table represents the top individual positions and related values within the commodity index swap as of July 31, 2018.

					Unrealized
Open Long Future					Appreciation/
Contracts	Description	Expiration	Counterparty	Weighted %	(Depreciation)
5	Bean Meal	Dec-18	Societe Generale	-3.66%	$4,046
14	Brent Oil	Oct-18	Societe Generale	17.37%	(19,177)
6	Cocoa NY	Sep-18	Societe Generale	3.93%	(4,343)
16	Cotton	Dec-18	Societe Generale	-2.78%	3,073
16	Crude Oil	Oct-18	Societe Generale	19.78%	(21,842)
13	Gas Oil Ldn	Oct-18	Societe Generale	9.49%	(10,477)
7	Gasoline Blendstock	Oct-18	Societe Generale	7.71%	(8,507)
8	Heating Oil	Oct-18	Societe Generale	11.88%	(13,117)
					$(70,344)

Open Short Future
Contracts
(86)	Bean Oil	Dec-18	Societe Generale	20.98%	(23,166)
(32)	Coffee NY	Sep-18	Societe Generale	-16.40%	18,104
(62)	Corn	Dec-18	Societe Generale	14.79%	(16,326)
(15)	Gold CMX	Dec-18	Societe Generale	2.94%	(3,249)
(7)	Hi Gr. Copper	Sep-18	Societe Generale	6.02%	(6,646)
(6)	KCBT Red Wheat	Dec-18	Societe Generale	2.37%	(2,621)
(30)	Lean Hogs	Oct-18	Societe Generale	-5.39%	5,948
(8)	Live Cattle	Oct-18	Societe Generale	-1.41%	1,556
(2)	Natural Gas	Oct-18	Societe Generale	-0.27%	300
(10)	Silver CMX	Sep-18	Societe Generale	1.01%	(1,119)
(19)	Soybeans	Nov-18	Societe Generale	24.46%	(27,001)
(54)	Sugar NY	Oct-18	Societe Generale	-14.70%	16,229
(3)	Wheat	Dec-18	Societe Generale	0.92%	(1,014)
					$(39,005)

See accompanying notes to consolidated financial statements.

Arrow DWA Tactical Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
July 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 81.8%
	CONSERVATIVE ALLOCATION - 0.1%
1,400	Arrow Reserve Capital Management ETF +	$140,280

	CONSERVATIVE DISCRETIONARY - 9.7%
152,309	Consumer Discretionary Select Sector SPDR Fund	16,947,422

	LARGE-CAP - 22.6%
181,870	iShares Edge MSCI USA Momentum Factor ETF	20,302,148
126,916	Vanguard Growth ETF	19,490,490
		39,792,638
	MID-CAP - 19.2%
225,173	First Trust Mid Cap Core AlphaDEX Fund	15,692,306
131,067	Vanguard Mid-Cap Growth ETF	17,936,519
		33,628,825
	SMALL-CAP - 18.5%
216,775	First Trust Small Cap Core AlphaDEX Fund	14,482,738
92,216	iShares S&P Small-Cap 600 Growth ETF	18,069,725
		32,552,463
	TECHNOLOGY - 11.7%
289,396	Technology Select Sector SPDR ETF	20,523,965

	TOTAL EXCHANGE TRADED FUNDS (Cost $125,254,589)	143,585,593

	SHORT-TERM INVESTMENT - 16.5%
	MONEY MARKET FUND - 16.5%
29,006,002	Fidelity Investments Money Market Fund - Government Portfolio - Class I to yield 1.80% * ++ (Cost $29,006,002)	29,006,002

	TOTAL INVESTMENTS - 98.3% (Cost $154,260,591)	$172,591,595
	OTHER ASSETS LESS LIABILITIES - 1.7%	2,914,605
	NET ASSETS - 100.0%	$175,506,200

*	Money market fund; interest rate reflects seven-day effective yield on July 31, 2018.

+	Affiliated Exchange Traded Fund

++	All or a portion of this investment is a holding of the ADWAT Fund Limited.

See accompanying notes to consolidated financial statements.

Arrow DWA Tactical Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2018

FUTURES CONTRACTS

Long				Underlying Face	Unrealized
Contracts	Counterparty	Open Long Futures Contracts ++	Expiration	Amount at Value	Gain / (Loss)
55	Goldman Sachs & Co. LLC	Brent Crude Future	Jan-19	$4,090,900	$(189,130)
46	Goldman Sachs & Co. LLC	Gasoline RBOB Future	Jan-19	3,698,041	(218,257)
52	Goldman Sachs & Co. LLC	Natural Gas Future	May-19	1,346,280	19,000
44	Goldman Sachs & Co. LLC	NY Harbor Future	Jun-19	3,926,630	(195,078)
248	Goldman Sachs & Co. LLC	WTI Crude Future	Dec-18	16,608,560	(685,390)
63	Goldman Sachs & Co. LLC	WTI Crude Future	Mar-19	4,154,850	(130,730)
	Net Unrealized Loss from Open Long Futures Contracts				$(1,399,585)

++	All of this investment is a holding of the ADWAT Fund Limited.

See accompanying notes to consolidated financial statements.

Arrow Dynamic Income Fund
PORTFOLIO OF INVESTMENTS
July 31, 2018

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 36.2%
	AEROSPACE/DEFENSE - 3.3%
1,000,000	TransDigm, Inc., Series B	6.375	6/15/2026	$1,005,000

	AUTO PARTS MANUFACTURING -
409,000	American Axle & Manufacturing, Inc.	6.625	10/15/2022	419,225

	CABLE & SATELLITE - 1.5%
500,000	Altice Luxembourg SA, 144A	7.625	2/15/2025	463,750

	CONSUMER PRODUCTS - 1.4%
500,000	Avon Products, Inc.	7.000	3/15/2023	413,750

	CONSUMER SERVICES - 3.3%
1,000,000	APX Group, Inc., Series B	8.750	12/1/2020	990,000

	EXPLORATION & PRODUCTION -
216,000	Denbury Resources, Inc., 144A	9.250	3/31/2022	228,960
700,000	EP Energy LLC / Everest Acquisition Finance Inc., 144A	9.375	5/1/2024	575,750
500,000	MEG Energy Corp., 144A	7.000	3/31/2024	451,875
				1,256,585
	HEALTH CARE FACILITIES & SERVICES - 3.2%
500,000	Community Health Systems, Inc.	6.250	3/31/2023	465,000
500,000	Tenet Healthcare Corp.	6.750	6/15/2023	507,600
				972,600
	LIFE INSURANCE - 1.7%
500,000	Genworth Holdings, Inc.	7.625	9/24/2021	520,000

	METALS & MINING - 1.8%
500,000	Allegheny Technologies, Inc.	7.875	8/15/2023	538,750

	OIL & GAS SERVICES & EQUIPMENT - 1.6%
500,000	Noble Holding International Ltd.	7.950	4/1/2025	472,500

	POWER GENERATION - 3.4%
1,000,000	NRG Energy, Inc., 144A	6.625	1/15/2027	1,030,000

	PUBLISHING & BROADCASTING -
500,000	CBS Radio, Inc., 144A	7.250	11/1/2024	469,750
500,000	Clear Channel Worldwide Holdings, Inc., Series B	7.625	3/15/2020	501,100
				970,850
	SOFTWARE & SERVICES - 1.8%
500,000	Solera Finance, Inc., 144A	10.500	3/1/2024	552,879

	TRAVEL & LODGING - 1.7%
500,000	Diamond Resorts International, Inc., 144A	7.750	9/1/2023	521,250

	TELECOMMUNICATIONS - 2.8%
500,000	Frontier Communications Corp.	7.625	4/15/2024	337,500

See accompanying notes to consolidated financial statements.

Arrow Dynamic Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2018

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	TELECOMMUNICATIONS (continued) - 2.8%
500,000	Intelsat Jackson Holdings SA, Series B	7.500	4/1/2021	$501,875
				839,375

	TOTAL CORPORATE BONDS (Cost $11,315,652)			10,966,514

Shares
	EXCHANGE TRADED FUNDS - 57.9%
	CONSERVATIVE ALLOCATION - 44.7%
134,877	Arrow Reserve Capital Management ETF +			13,514,653

	CORPORATE - 13.2%
17,592	iShares iBoxx $ High Yield Corporate Bond ETF			1,515,023
32,017	VanEck Vectors Fallen Angel High Yield Bond ETF			928,813
62,651	VanEck Vectors International High Yield Bond ETF			1,548,740
				3,992,576

	TOTAL EXCHANGE TRADED FUNDS (Cost $17,459,322)			17,507,229

	TOTAL INVESTMENTS - 94.1% (Cost $28,774,974)			$28,473,743
	OTHER ASSETS LESS LIABILITIES - 5.9%			1,790,410
	NET ASSETS - 100.0%			$30,264,153

+	Affiliated Exchange Traded Fund

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At July 31, 2018, 144A securities amounted to $ 4,294,214 or 14.19% of net assets

See accompanying notes to consolidated financial statements.

Arrow Dynamic Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2018

FUTURES CONTRACT
Short				Underlying Face	Unrealized
Contracts	Counterparty	Open Long Futures Contracts ^	Expiration	Amount at Value	Gain / (Loss)
58	Goldman Sachs & Co. LLC	US Ultra Bond CBT	Sep-18	$9,100,563	$(21,188)
	Unrealized Loss from Short Futures Contracts				$(21,188)

CREDIT DEFAULT SWAP CONTRACT ^
Notional Value at			Fixed Rate		Unrealized
July 31, 2018 (3)	Description	Counterparty	Received	Maturity Date	Appreciation (2)
5,700,000	Exchange Traded Credit Default Swap to Sell Protection (1) - CDX.NA.HY.30 Index	Goldman Sachs	5.00% of the Notional Value	6/20/2023	$43,764

^	All collateral for open future/swap contracts consists of cash included as Deposits with brokers on the Statement of Assets and Liabilities.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising of the referenced index.

(2)	Consists of premium paid of $392,795 and current asset value of $349,031. The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying notes to consolidated financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
July 31, 2018

Shares					Value
	EXCHANGE TRADED FUND - 49.9%
	CONSERVATIVE ALLOCATION - 49.9%
551,910	Arrow Reserve Capital Management ETF + (Cost $55,296,520)				$55,301,404

	SHORT-TERM INVESTMENTS - 50.9%
	MONEY MARKET FUND - 8.4%
9,252,210	Fidelity Investments Money Market Fund - Government Portfolio - Class I to yield 1.80% ** ++				9,252,210

Principal Amount ($)		Coupon Rate (%)		Maturity
	U.S. TREASURY BILL - 42.5% ^
47,500,000	United States Treasury Bill, to yield 2.10% (a)	0.000	*	12/20/2018	47,115,359

	TOTAL SHORT-TERM INVESTMENTS (Cost $56,369,775)				56,367,569

	TOTAL INVESTMENTS - 100.8% (Cost $111,666,295)				$111,668,973
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.8)%				(855,950)
	NET ASSETS - 100.0%				$110,813,023

^	Zero Coupon Bonds

*	Interest rate represents discount rate at time of purchase.

**	Money market fund; interest rate reflects seven-day effective yield on July 31, 2018.

+	Affiliated Exchange Traded Fund

++	All or a portion of this investment is a holding of the Arrow MFS Fund Limited.

(a)	Pledged as collateral for swap agreements.

See accompanying notes to consolidated financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2018

FINANCIAL INDEX SWAP

Notional Value at				Variable Rate		Unrealized
July 31, 2018	Description	Counterparty	Fixed Rate Paid	Received	Maturity Date	Appreciation
47,146,599	Dunn WMA Financials Index	Societe Generale, S.A.	0.45% on Notional below $50 million 0.40% on Notional between $50 and $100 million 0.35% on Notional between $100 and $150 million 0.30% on Notional greater than $150 million	Investment returns of WMA program of Dunn Capital Management, LLC.	Open-Ended Maturity	$979,684

Additional Information — Financial Index Swap Contract

The following table represents the top individual positions and related values within the financial index swap as of July 31, 2018.

					Unrealized
Open Long Future					Appreciation/
Contracts	Description	Expiration	Counterparty	Weighted %	(Depreciation)
213	Aussie 10 Yr Bond	Sep-18	Societe Generale	0.41%	$4,048
135	CAC Index	Aug-18	Societe Generale	3.29%	32,251
9	DAX Index	Sep-18	Societe Generale	0.37%	3,656
150	Emini Nasdaq	Sep-18	Societe Generale	13.81%	135,286
74	Emini S&P	Sep-18	Societe Generale	5.29%	51,826
3,079	ERX 2 Bund	Sep-18	Societe Generale	-4.98%	(48,813)
771	ERX Bobl	Sep-18	Societe Generale	-0.92%	(9,014)
1,978	Euribor	Dec-20	Societe Generale	0.09%	922
426	Euro Bund	Sep-18	Societe Generale	7.63%	74,777
197	Euro STOXX50	Sep-18	Societe Generale	3.52%	34,519
157	FTSE Index	Sep-18	Societe Generale	12.59%	123,304
39	GILTS	Sep-18	Societe Generale	1.64%	16,066
24	Hang Seng Index	Aug-18	Societe Generale	-3.82%	(37,419)
141	Japan Govt Bond OSE	Sep-18	Societe Generale	32.28%	316,231
76	Mini Dow	Sep-18	Societe Generale	4.29%	42,018
14	OSK NIKKEI	Sep-18	Societe Generale	-0.26%	(2,545)
423	SFE SPI 200	Sep-18	Societe Generale	-6.25%	(61,185)
7	Topix Index	Sep-18	Societe Generale	-1.23%	(12,054)
					$663,874

Open Short Future
(1,758)	2 Yr T-Note	Sep-18	Societe Generale	-2.88%	(28,210)
(1,154)	5 Yr T-Note	Sep-18	Societe Generale	-0.98%	(9,565)
(419)	Aussie 3 Yr Bond	Sep-18	Societe Generale	0.96%	9,421
(405)	Australian Dollar CME	Sep-18	Societe Generale	-11.54%	(113,062)
(144)	British Pound CME	Sep-18	Societe Generale	1.02%	9,958
(440)	Canadian Dollar CME	Sep-18	Societe Generale	-6.17%	(60,473)
(209)	CFE VIX	Aug-18	Societe Generale	17.05%	167,018
(207)	EUR/USD CME	Sep-18	Societe Generale	3.62%	35,436
(2,407)	Euro Dollars	Dec-19	Societe Generale	-0.11%	(1,037)
(312)	Japanese Yen CME	Sep-18	Societe Generale	26.55%	260,074
(102)	Mexican Peso CME	Sep-18	Societe Generale	1.58%	15,493
(1,207)	Short Sterling	Dec-19	Societe Generale	-0.35%	(3,447)
(417)	Swiss Franc CME	Sep-18	Societe Generale	12.67%	124,104
(710)	US 10 Yr Notes	Sep-18	Societe Generale	-3.43%	(33,588)
(190)	US T. Bond	Sep-18	Societe Generale	-6.67%	(65,361)
					$306,761

See accompanying notes to consolidated financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2018

COMMODITY INDEX SWAP ++
Notional Value at				Variable Rate		Unrealized
July 31, 2018	Description	Counterparty	Fixed Rate Paid	Received	Maturity Date	Depreciation
64,397,520	Dunn WMA Commodity Index	Societe Generale, S.A.	0.45% on Notional below $50 million 0.40% on Notional between $50 and $100 million 0.35% on Notional between $100 and $150 million 0.30% on Notional greater than $150 million	Investment returns of WMA program of Dunn Capital Management, LLC.	Open-Ended Maturity	$(1,360,555)
Total Net Unrealized Depreciation on Swap Contract						$(380,871)

Additional Information — Commodity Index Swap Contract

The following table represents the top 50 individual positions and related values within the commodity index swap as of July 31, 2018.

					Unrealized
Open Long Future					Appreciation/
Contracts	Description	Expiration	Counterparty	Weighted %	(Depreciation)
65	Bean Meal	Dec-18	Societe Generale	-3.66%	$49,853
176	Brent Oil	Oct-18	Societe Generale	17.37%	(236,289)
78	Cocoa NY	Sep-18	Societe Generale	3.93%	(53,514)
195	Cotton	Dec-18	Societe Generale	-2.78%	37,859
203	Crude Oil	Oct-18	Societe Generale	19.78%	(269,118)
162	Gas Oil LDN	Oct-18	Societe Generale	9.49%	(129,086)
83	Gasoline Blendstock	Oct-18	Societe Generale	7.70%	(104,823)
102	Heating Oil	Oct-18	Societe Generale	11.88%	(161,617)
					$(866,735)

Open Short Future
Contracts
(1,057)	Bean Oil	Dec-18	Societe Generale	20.98%	(285,444)
(396)	Coffee NY	Sep-18	Societe Generale	-16.39%	223,061
(767)	Corn	Dec-18	Societe Generale	14.78%	(201,154)
(190)	Gold CMX	Dec-18	Societe Generale	2.94%	(40,028)
(83)	Hi Gr. Copper	Sep-18	Societe Generale	6.02%	(81,888)
(69)	KCBT Red Wheat	Dec-18	Societe Generale	2.37%	(32,292)
(364)	Lean Hogs	Oct-18	Societe Generale	-5.39%	73,288
(95)	Live Cattle	Oct-18	Societe Generale	-1.41%	19,178
(19)	Natural Gas	Oct-18	Societe Generale	-0.27%	3,691
(122)	Silver CMX	Sep-18	Societe Generale	1.01%	(13,788)
(238)	Soybeans	Nov-18	Societe Generale	24.45%	(332,694)
(665)	Sugar NY	Oct-18	Societe Generale	-14.70%	199,970
(42)	Wheat	Dec-18	Societe Generale	0.92%	(12,494)
					$(480,594)

See accompanying notes to consolidated financial statements.

The Arrow Funds

STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2018

				Arrow Managed
	Arrow DWA	Arrow DWA	Arrow	Futures Strategy
	Balanced Fund	Tactical Fund	Dynamic	Fund
	(Consolidated)	(Consolidated)	Income Fund	(Consolidated)
ASSETS
Investment securities:
Unaffiliated companies, At cost	$63,867,395	$154,120,431	$15,280,553	$56,369,775
Affiliated companies, At cost	21,415,445	140,160	13,494,421	55,296,520
Investments, At cost	$85,282,840	$154,260,591	$28,774,974	$111,666,295
Unaffiliated companies, At value	$70,402,835	$172,451,315	$14,959,090	$56,367,569
Affiliated companies, At value	20,998,400	140,280	13,514,653	55,301,404
Investments, At value	$91,401,235	$172,591,595	$28,473,743	$111,668,973
Deposits with brokers	1,169,882	5,031,839	699,061	—
Unrealized appreciation on swap contracts	86,880	—	43,764	979,684
Receivable for Fund shares sold	465,325	7,630	44,600	8,154
Receivable for securities sold	1,681,743	—	668,750	—
Dividends and interest receivable	20,511	47,523	257,023	17,042
Swap Premiums Paid	—	—	392,795	—
Prepaid expenses and other assets	42,983	45,336	48,091	41,159
TOTAL ASSETS	94,868,559	177,723,923	30,627,827	112,715,012

LIABILITIES
Due to custodian	—	—	267,567	—
Payable for investments purchased	2,155,166	—	—	—
Payable for Fund shares repurchased	520,624	507,373	4,268	371,669
Variation margin - due to broker	39,328	1,399,585	21,188	—
Unrealized depreciation on swap contracts	110,400	—	—	1,360,555
Investment advisory fees payable	73,293	151,323	18,452	77,714
Distribution (12b-1) fees payable	38,760	45,202	740	11,425
Accrued expenses and other liabilities	56,180	77,778	38,809	54,013
Payable to related parties	19,838	36,462	12,650	26,613
TOTAL LIABILITIES	3,013,589	2,217,723	363,674	1,901,989
NET ASSETS	$91,854,970	$175,506,200	$30,264,153	$110,813,023

Net Assets Consist Of:
Paid in capital
[$0 par value, unlimited shares authorized]	$79,169,875	$152,587,281	$30,565,384	$109,127,652
Accumulated net investment income/(loss)	(81,542)	(649,886)	(43,764)	3,013,289
Accumulated net realized gain/(loss) from security transactions, futures contracts, and swap contracts	6,711,090	6,637,386	21,188	(949,725)
Net unrealized appreciation/(depreciation) of investments, futures contracts, and swap contracts	6,055,547	16,931,419	(278,655)	(378,193)
NET ASSETS	$91,854,970	$175,506,200	$30,264,153	$110,813,023

See accompanying notes to consolidated financial statements.

The Arrow Funds

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

July 31, 2018

					Arrow
					Managed
	Arrow DWA	Arrow DWA	Arrow		Futures Strategy
	Balanced Fund	Tactical Fund	Dynamic		Fund
	(Consolidated)	(Consolidated)	Income Fund		(Consolidated)
Net Asset Value Per Share:
Class A Shares:
Net Assets	$38,242,055	$39,006,729	$2,527,565		$25,422,403
Shares of beneficial interest outstanding	2,978,266	3,620,825	320,344		3,338,178
Net asset value
(Net assets ÷ Shares outstanding),
and redemption price per share (a)	$12.84	$10.77	$7.89	(c)	$7.62
Maximum offering price per share
(maximum sales charges of 5.75%) (b)	$13.62	$11.43	$8.37		$8.08

Class C Shares:
Net Assets	$42,836,983	$46,509,899	$1,601,368		$5,607,345
Shares of beneficial interest outstanding	3,585,610	4,616,187	213,448		770,581
Net asset value
(Net assets ÷ Shares outstanding),
offering price and redemption price per share(a)	$11.95	$10.08	$7.50	(c)	$7.28

Institutional Class Shares:
Net Assets	$10,775,932	$89,989,572	$26,135,220		$79,783,275
Shares of beneficial interest outstanding	827,801	8,315,432	3,281,071		10,340,522
Net asset value
(Net assets ÷ Shares outstanding),
offering price and redemption price per share(a)	$13.02	$10.82	$7.97	(c)	$7.72

(a)	For each of the Funds, except Arrow Dynamic Income Fund, redemptions of shares held less than 30 days may be assessed a redemption fee of 1.00%.

(b)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within 18 months of purchase, where the maximum sales charge of 5.75% is waived at the time of purchase.

(c)	The NAV shown above differs from the traded NAV on July 31, 2018 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to consolidated financial statements.

The Arrow Funds

STATEMENTS OF OPERATIONS

For the Year Ended July 31, 2018

				Arrow Managed
	Arrow DWA	Arrow DWA	Arrow	Futures Strategy
	Balanced Fund	Tactical Fund	Dynamic	Fund
	(Consolidated)	(Consolidated)	Income Fund	(Consolidated)
INVESTMENT INCOME
Dividends from unaffiliated companies	$1,658,108	$2,671,198	$317,244	$—
Dividends from affiliated companies	48,451	1,876	244,807	471,501
Interest	163,353	145,727	1,297,678	1,263,544
TOTAL INVESTMENT INCOME	1,869,912	2,818,801	1,859,729	1,735,045

EXPENSES
Investment advisory fees	1,057,927	1,857,582	383,871	1,142,521
Distribution (12b-1) fees, Class C	494,639	511,317	21,200	66,446
Distribution (12b-1) fees, Class A	108,052	98,451	15,169	126,113
Shareholder servicing	73,979	129,694	23,842	46,596
Administrative services fees	71,837	118,455	39,291	91,228
Registration fees	60,648	60,608	68,944	57,978
Transfer agent fees	43,543	73,752	42,438	59,348
Professional fees	35,247	39,410	31,944	44,589
Accounting services fees	31,280	56,421	15,034	42,432
Printing and postage expenses	27,171	24,488	13,957	25,237
Custodian fees	18,236	20,320	25,784	22,571
Compliance officer fees	3,365	5,296	4,425	3,987
Trustees’ fees and expenses	3,261	8,800	5,027	3,316
Insurance expense	961	5,675	4,382	7,563
Interest expense	—	94	856	—
Other expenses	2,167	2,218	3,462	3,729
TOTAL EXPENSES	2,032,313	3,012,581	699,626	1,743,654
Less: Fees waived	(29,779)	(174)	(18,501)	(33,743)
NET EXPENSES	2,002,534	3,012,407	681,125	1,709,911

NET INVESTMENT INCOME (LOSS)	(132,622)	(193,606)	1,178,604	25,134

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain/(loss) from:
Security transactions, unaffiliated companies	7,282,804	11,116,478	(506,869)	(10,971)
Security transactions, affiliated companies	1,203,011	—	(25,588)	—
Capital gain distributions from underlying investment companies	—	—	2,050	—
Futures contracts	(32,489)	2,043,225	(371,884)	—
Swap contracts	(559,307)	—	3,754,023	12,503,550
	7,894,019	13,159,703	2,851,732	12,492,579
Net change in unrealized appreciation/ (depreciation) of:
Securities, unaffiliated companies	(1,424,052)	6,534,424	(758,649)	(2,206)
Securities, affiliated companies	(51,453)	210	29,857	4,884
Futures contracts	(173,589)	(1,505,030)	(660,444)	—
Swap contracts	(23,520)	—	(3,891,373)	(127,911)
	(1,672,614)	5,029,604	(5,280,609)	(125,233)
NET REALIZED AND UNREALIZED GAIN/(LOSS)	6,221,405	18,189,307	(2,428,877)	12,367,346
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,088,783	$17,995,701	$(1,250,273)	$12,392,480

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2018	July 31, 2017
FROM OPERATIONS
Net investment loss	$(132,622)	$(212,079)
Net realized gain from securities, futures transactions, and swap contracts	7,894,019	12,112,285
Net change in unrealized depreciation of securities, futures contracts and swap contracts	(1,672,614)	(12,160,647)
Net increase/(decrease) in net assets resulting from operations	6,088,783	(260,441)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(3,015,708)	—
Class C	(3,691,110)	—
Institutional Class	(917,851)	—
Net decrease in net assets from distributions to shareholders	(7,624,669)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,749,393	4,248,308
Class C	474,567	794,879
Institutional Class	2,503,061	4,207,171
Net asset value of shares issued in reinvestment of distributions:
Class A	2,638,498	—
Class C	3,362,624	—
Institutional Class	772,042	—
Redemption fee proceeds:
Class A	18	778
Class C	13	108
Institutional Class	—	13
Payments for shares redeemed:
Class A	(13,054,111)	(25,933,997)
Class C	(15,033,115)	(27,033,433)
Institutional Class	(7,155,407)	(12,451,597)
Net decrease in net assets from shares of beneficial interest	(23,742,417)	(56,167,770)

TOTAL DECREASE IN NET ASSETS	(25,278,303)	(56,428,211)

NET ASSETS
Beginning of Year	117,133,273	173,561,484
End of Year *	$91,854,970	$117,133,273
* Includes accumulated net investment loss of:	$(81,542)	$(1,285,580)

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	July 31, 2018	July 31, 2017

SHARE ACTIVITY - Class A
Shares Sold	133,259	334,492
Shares Reinvested	204,693	—
Shares Redeemed	(993,858)	(2,059,127)
Net decrease in shares of beneficial interest outstanding	(655,906)	(1,724,635)

SHARE ACTIVITY - Class C
Shares Sold	38,730	66,485
Shares Reinvested	279,056	—
Shares Redeemed	(1,222,258)	(2,261,929)
Net decrease in shares of beneficial interest outstanding	(904,472)	(2,195,444)

SHARE ACTIVITY - Institutional Class
Shares Sold	189,249	331,028
Shares Reinvested	59,160	—
Shares Redeemed	(537,349)	(976,735)
Net decrease in shares of beneficial interest outstanding	(288,940)	(645,707)

See accompanying notes to consolidated financial statements.

Arrow DWA Tactical Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2018	July 31, 2017
FROM OPERATIONS
Net investment income (loss)	$(193,606)	$900,064
Net realized gain from security and futures transactions	13,159,703	16,255,412
Net change in unrealized appreciation/(depreciation) of securities and futures contracts	5,029,604	(7,091,275)
Net increase in net assets resulting from operations	17,995,701	10,064,201

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(38,623)	(763,397)
Class C	—	(550,592)
Institutional Class	(344,314)	(1,860,344)
From net realized gains:
Class A	(3,401,605)	(626,895)
Class C	(4,800,393)	(798,095)
Institutional Class	(8,283,698)	(1,301,343)
Net decrease in net assets from distributions to shareholders	(16,868,633)	(5,900,666)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	4,889,364	4,267,166
Class C	2,211,462	2,851,718
Institutional Class	15,813,770	20,945,890
Net asset value of shares issued in reinvestment of distributions:
Class A	3,096,194	1,262,012
Class C	4,443,822	1,228,475
Institutional Class	8,139,489	2,905,902
Redemption fee proceeds:
Class A	166	184
Class C	1	137
Institutional Class	566	664
Payments for shares redeemed:
Class A	(9,248,507)	(20,547,398)
Class C	(12,689,479)	(14,177,290)
Institutional Class	(28,763,344)	(47,635,003)
Net decrease in net assets from shares of beneficial interest	(12,106,496)	(48,897,543)

TOTAL DECREASE IN NET ASSETS	(10,979,428)	(44,734,008)

NET ASSETS
Beginning of Year	186,485,628	231,219,636
End of Year *	$175,506,200	$186,485,628
* Includes accumulated net investment loss of:	$(649,886)	$(1,661,523)

See accompanying notes to consolidated financial statements.

Arrow DWA Tactical Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	July 31, 2018	July 31, 2017
SHARE ACTIVITY - Class A
Shares Sold	451,054	416,373
Shares Reinvested	295,157	127,347
Shares Redeemed	(848,630)	(2,020,910)
Net decrease in shares of beneficial interest outstanding	(102,419)	(1,477,190)

SHARE ACTIVITY - Class C
Shares Sold	219,111	294,229
Shares Reinvested	450,692	130,411
Shares Redeemed	(1,253,666)	(1,463,301)
Net decrease in shares of beneficial interest outstanding	(583,863)	(1,038,661)

SHARE ACTIVITY - Institutional Class
Shares Sold	1,453,574	2,044,582
Shares Reinvested	772,981	292,345
Shares Redeemed	(2,651,983)	(4,640,968)
Net decrease in shares of beneficial interest outstanding	(425,428)	(2,304,041)

See accompanying notes to consolidated financial statements.

Arrow Dynamic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2018	July 31, 2017
FROM OPERATIONS
Net investment income	$1,178,604	$3,326,655
Net realized gain from security transactions, futures contracts and swap contracts	2,851,732	5,069,523
Net change in unrealized depreciation of securities, foreign currency translations, futures contracts and swap contracts	(5,280,609)	(1,795,282)
Net increase (decrease) in net assets resulting from operations	(1,250,273)	6,600,896

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(85,562)	(737,082)
Class C	(38,438)	(86,777)
Institutional Class	(906,391)	(6,362,245)
From net realized gains:
Class A	(268,508)	(64,545)
Class C	(152,204)	(7,581)
Institutional Class	(2,444,348)	(469,122)
From return of capital:
Class A	(54,303)	—
Class C	(12,305)	—
Institutional Class	(343,544)	—
Net decrease in net assets from distributions to shareholders	(4,305,603)	(7,727,352)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	8,346,940	15,200,157
Class C	1,351,692	764,789
Institutional Class	10,551,554	90,531,815
Net asset value of shares issued in reinvestment of distributions:
Class A	326,601	684,624
Class C	196,413	90,030
Class I	3,287,678	3,515,920
Payments for shares redeemed:
Class A	(14,705,167)	(21,502,457)
Class C	(2,204,994)	(583,948)
Institutional Class	(93,595,583)	(129,460,866)
Net decrease in net assets from shares of beneficial interest	(86,444,866)	(40,759,936)

TOTAL DECREASE IN NET ASSETS	(92,000,742)	(41,886,392)

NET ASSETS
Beginning of Year	122,264,895	164,151,287
End of Year *	$30,264,153	$122,264,895
* Includes accumulated net investment loss of:	$(43,764)	$(1,111,965)

See accompanying notes to consolidated financial statements.

Arrow Dynamic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	July 31, 2018	July 31, 2017
SHARE ACTIVITY - Class A
Shares Sold	1,028,928	1,689,713
Shares Reinvested	40,955	76,403
Shares Redeemed	(1,780,966)	(2,404,111)
Net decrease in shares of beneficial interest outstanding	(711,083)	(637,995)

SHARE ACTIVITY - Class C
Shares Sold	177,867	89,403
Shares Reinvested	25,953	10,524
Shares Redeemed	(289,358)	(68,307)
Net increase/(decrease) in shares of beneficial interest outstanding	(85,538)	31,620

SHARE ACTIVITY - Institutional Class
Shares Sold	1,255,177	10,022,605
Shares Reinvested	407,300	389,813
Shares Redeemed	(10,853,937)	(14,343,580)
Net decrease in shares of beneficial interest outstanding	(9,191,460)	(3,931,162)

See accompanying notes to consolidated financial statements.

Arrow Managed Futures Strategy Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2018	July 31, 2017
FROM OPERATIONS
Net investment income (loss)	$25,134	$(936,455)
Net realized gain/(loss) from security transactions, futures contracts and swap contracts	12,492,579	(21,263,375)
Net change in unrealized depreciation of securities, future contracts and swap contracts	(125,233)	(911,464)
Net increase (decrease) in net assets resulting from operations	12,392,480	(23,111,294)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(1,463,705)	(3,541,329)
Class C	(123,448)	(431,234)
Class I	(1,737,914)	(4,752,899)
Net decrease in net assets from distributions to shareholders	(3,325,067)	(8,725,462)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	27,213,550	40,172,066
Class C	3,188,115	2,271,688
Institutional Class	35,667,958	22,865,508
Net asset value of shares issued in reinvestment of distributions:
Class A	1,297,390	3,038,919
Class C	104,877	351,560
Class I	1,672,441	4,720,453
Redemption fee proceeds:
Class A	12,484	4,708
Class C	119	53
Institutional Class	924	607
Payments for shares redeemed:
Class A	(56,745,374)	(25,829,886)
Class C	(3,151,857)	(1,064,693)
Institutional Class	(30,080,475)	(7,007,783)
Net increase (decrease) in net assets from shares of beneficial interest	(20,819,848)	39,523,200

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,752,435)	7,686,444

NET ASSETS
Beginning of Year	122,565,458	114,879,014
End of Year *	$110,813,023	$122,565,458
* Includes accumulated net investment income/(loss) of:	$3,013,289	$(1,569,502)

See accompanying notes to consolidated financial statements.

Arrow Managed Futures Strategy Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	July 31, 2018	July 31, 2017
SHARE ACTIVITY - Class A
Shares Sold	3,368,380	4,930,109
Shares Reinvested	149,469	399,858
Shares Redeemed	(7,058,024)	(3,185,406)
Net increase/(decrease) in shares of beneficial interest outstanding	(3,540,175)	2,144,561

SHARE ACTIVITY - Class C
Shares Sold	408,921	290,488
Shares Reinvested	12,590	48,093
Shares Redeemed	(413,046)	(137,903)
Net increase in shares of beneficial interest outstanding	8,465	200,678

SHARE ACTIVITY - Institutional Class
Shares Sold	4,477,114	2,928,425
Shares Reinvested	190,483	614,642
Shares Redeemed	(3,560,693)	(888,037)
Net increase in shares of beneficial interest outstanding	1,106,904	2,655,030

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class A Shares	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.03	$12.88	$13.59	$14.65	$13.75
Activity from investment operations:
Net investment income (1)	0.03	0.02	0.01	0.02	0.08
Net realized and unrealized gain (loss) on investments	0.71	0.13 (6)	(0.02)	0.67	0.82
Total from investment operations	0.74	0.15	(0.01)	0.69	0.90
Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	—	—	—	(0.09)	—
Net realized gains	(0.93)	—	(0.70)	(1.66)	—
Total distributions	(0.93)	—	(0.70)	(1.75)	—
Net asset value, end of year	$12.84	$13.03	$12.88	$13.59	$14.65
Total return (2)	5.69%	1.16%	0.12%	4.89%	6.55%
Net assets, end of year (000s)	$38,242	$47,343	$69,000	$96,648	$126,734
Ratio of gross expenses to average net assets (4)(7)	1.60%	1.56%	1.55%	1.51%	1.54%
Ratio of net expenses to average net assets (4)	1.57%	1.51%	1.55%	1.51%	1.54%
Ratio of net investment income to average net assets (4)(5)	0.19%	0.17%	0.70%	0.17%	0.52%
Portfolio Turnover Rate	115%	169%	84%	100%	106%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain in the Consolidated Statement of Operations for the year ended July 31, 2017, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class C Shares	2018	2017	2016	2015	2014
Net asset value, beginning of year	$12.27	$12.22	$13.03	$14.11	$13.34
Activity from investment operations:
Net investment loss (1)	(0.07)	(0.07)	(0.08)	(0.08)	(0.04)
Net realized and unrealized gain (loss) on investments	0.68	0.12 (6)	(0.03)	0.64	0.81
Total from investment operations	0.61	0.05	(0.11)	0.56	0.77
Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net realized gains	(0.93)	—	(0.70)	(1.64)	—
Total distributions	(0.93)	—	(0.70)	(1.64)	—
Net asset value, end of year (000s)	$11.95	$12.27	$12.22	$13.03	$14.11
Total return (2)	4.95%	0.41%	(0.67)%	4.11%	5.77%
Net assets, end of year	$42,837	$55,091	$81,689	$101,044	$115,015
Ratio of gross expenses to average net assets (4)(7)	2.35%	2.31%	2.30%	2.26%	2.29%
Ratio of net expenses to average net assets (4)	2.32%	2.26%	2.30%	2.26%	2.29%
Ratio of net investment loss to average net assets (4)(5)	(0.55)%	(0.57)%	(0.66)%	(0.59)%	(0.26)%
Portfolio Turnover Rate	115%	169%	84%	100%	106%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain in the Consolidated Statement of Operations for the year ended July 31, 2017, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Institutional Class Shares	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.16	$12.98	$13.66	$14.73	$13.79
Activity from investment operations:
Net investment income (1)	0.06	0.05	0.04	0.06	0.10
Net realized and unrealized gain (loss) on investments	0.73	0.13 (6)	(0.02)	0.66	0.84
Total from investment operations	0.79	0.18	0.02	0.72	0.94
Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	—	—	—	(0.08)	—
Net realized gains	(0.93)	—	(0.70)	(1.71)	—
Total distributions	(0.93)	—	(0.70)	(1.79)	—
Net asset value, end of year	$13.02	$13.16	$12.98	$13.66	$14.73
Total return (2)	6.02%	1.39%	0.35%	5.12%	6.82%
Net assets, end of year (000s)	$10,776	$14,699	$22,872	$35,142	$43,870
Ratio of gross expenses to average net assets (4)(7)	1.35%	1.31%	1.30%	1.26%	1.29%
Ratio of net expenses to average net assets (4)	1.32%	1.26%	1.30%	1.26%	1.29%
Ratio of net investment income to average net assets (4)(5)	0.44%	0.43%	0.31%	0.42%	0.72%
Portfolio Turnover Rate	115%	169%	84%	100%	106%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain in the Consolidated Statement of Operations for the year ended July 31, 2017, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

See accompanying notes to consolidated financial statements.

Arrow DWA Tactical Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class A Shares	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.70	$10.41	$11.01	$10.24	$9.39
Activity from investment operations:
Net investment income (1)	0.00 (3)	0.06	0.03	0.03	0.03
Net realized and unrealized gain (loss) on investments	1.07	0.54	(0.02)	0.79	0.82
Total from investment operations	1.07	0.60	0.01	0.82	0.85
Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.01)	(0.17)	—	—	—
Net realized gains	(0.99)	(0.14)	(0.61)	(0.05)	—
Total distributions	(1.00)	(0.31)	(0.61)	(0.05)	—
Net asset value, end of year	$10.77	$10.70	$10.41	$11.01	$10.24
Total return (2)	10.23%	5.92%	0.42%	7.99%	9.05%
Net assets, end of year (000s)	$39,007	$39,848	$54,137	$74,537	$80,265
Ratio of gross expenses to average net assets (4)(6)	1.54%	1.58%	1.55%	1.54%	1.56%
Ratio of net expenses to average net assets (4)	1.54%	1.58%	1.55%	1.54%	1.56%
Ratio of net investment income to average net assets (4)(5)	0.01%	0.56%	0.30%	0.24%	0.27%
Portfolio Turnover Rate	108%	206%	169%	127%	123%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

See accompanying notes to consolidated financial statements.

Arrow DWA Tactical Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class C Shares	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.13	$9.87	$10.55	$9.86	$9.12
Activity from investment operations:
Net investment loss (1)	(0.08)	(0.02)	(0.04)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	1.02	0.51	(0.03)	0.77	0.79
Total from investment operations	0.94	0.49	(0.07)	0.72	0.74
Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	—	(0.09)	—	—	—
Net realized gains	(0.99)	(0.14)	(0.61)	(0.03)	—
Total distributions	(0.99)	(0.23)	(0.61)	(0.03)	—
Net asset value, end of year	$10.08	$10.13	$9.87	$10.55	$9.86
Total return (2)	9.46%	5.15%	(0.34)%	7.25%	8.11%
Net assets, end of year (000s)	$46,510	$52,682	$61,576	$69,749	$59,926
Ratio of gross expenses to average net assets (4)(6)	2.29%	2.33%	2.30%	2.29%	2.31%
Ratio of net expenses to average net assets (4)	2.29%	2.33%	2.30%	2.29%	2.31%
Ratio of net investment loss to average net assets (4)(5)	(0.80)%	(0.21)%	(0.40)%	(0.53)%	(0.50)%
Portfolio Turnover Rate	108%	206%	169%	127%	123%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

See accompanying notes to consolidated financial statements.

Arrow DWA Tactical Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Institutional Class Shares	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.75	$10.46	$11.03	$10.26	$9.39
Activity from investment operations:
Net investment income (1)	0.02	0.08	0.07	0.05	0.05
Net realized and unrealized gain (loss) on investments	1.08	0.55	(0.03)	0.80	0.82
Total from investment operations	1.10	0.63	0.04	0.85	0.87
Paid-in-capital from redemption fees (5)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.04)	(0.20)	—	(0.01)	—
Net realized gains	(0.99)	(0.14)	(0.61)	(0.07)	—
Total distributions	(1.03)	(0.34)	(0.61)	(0.08)	—
Net asset value, end of year	$10.82	$10.75	$10.46	$11.03	$10.26
Total return (2)	10.47%	6.20%	0.70%	8.28%	9.26%
Net assets, end of year (000s)	$89,990	$93,955	$115,506	$107,510	$90,604
Ratio of gross expenses to average net assets (3)(6)	1.29%	1.33%	1.30%	1.29%	1.32%
Ratio of net expenses to average net assets (3)	1.29%	1.33%	1.30%	1.29%	1.32%
Ratio of net investment income to average net assets (3)(4)	0.22%	0.77%	0.64%	0.48%	0.50%
Portfolio Turnover Rate	108%	206%	169%	127%	123%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Amount represents less than $0.01 per share.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

See accompanying notes to consolidated financial statements.

Arrow Dynamic Income Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year
	Ended	Ended	Year	Year	Year
	July 31,	July 31,	Ended	Ended	Ended
	2018	2017	July 31,	July 31,	July 31,
Class A Shares	(Not Consolidated)	(Not Consolidated)	2016	2015	2014
Net asset value, beginning of year	$8.80	$8.89	$8.19	$7.93	$8.12
Activity from investment operations:
Net investment income (loss) (1)	0.17	0.17	0.03	0.06	(0.01)
Net realized and unrealized gain (loss) on investments	(0.27)	0.14	0.71	0.26	(0.18)
Total from investment operations	(0.10)	0.31	0.74	0.32	(0.19)
Paid-in-capital from redemption fees	—	—	0.00 (4)	—	0.00 (4)
Less distributions from:
Net investment income	(0.17)	(0.37)	(0.04)	(0.06)	—
Net realized gains	(0.56)	(0.03)	—	—	—
Return of capital	(0.08)	—	—	—	—
Total distributions	(0.81)	(0.40)	(0.04)	(0.06)	—
Net asset value, end of year	$7.89	$8.80	$8.89	$8.19	$7.93
Total return (2)	(1.09)%	3.39%	9.10%	4.03%	(2.34)%
Net assets, end of year (000s)	$2,528	$9,075	$14,835	$7,954	$7,738
Ratio of gross expenses to average net assets (3)(5)	1.58%	1.33%	1.26%	1.65%	2.44%
Ratio of net expenses to average net assets (5)	1.54%	1.32%	1.26%	1.63%	2.44%
Ratio of net investment income (loss) to average net assets (5)(6)	2.08%	1.87%	0.38%	0.73%	(0.17)%
Portfolio Turnover Rate	279%	263%	71%	480%	800%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

(4)	Amount represents less than $0.01 per share.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

Arrow Dynamic Income Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year
	Ended	Ended	Year	Year		Year
	July 31,	July 31,	Ended	Ended		Ended
	2018	2017	July 31,	July 31,		July 31,
Class C Shares	(Not Consolidated)	(Not Consolidated)	2016	2015		2014
Net asset value, beginning of year	$8.41	$8.52	$7.89	$7.67		$7.91
Activity from investment operations:
Net investment income (loss) (1)	0.10	0.11	(0.03)	(0.00	) (4)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.26)	0.11	0.68	0.25		(0.15)
Total from investment operations	(0.16)	0.22	0.65	0.25		(0.24)
Paid-in-capital from redemption fees	—	—	—	—		0.00 (4)
Less distributions from:
Net investment income	(0.14)	(0.30)	(0.02)	(0.03)		—
Net realized gains	(0.56)	(0.03)	—	—		—
Return of capital	(0.05)	—	—	—		—
Total distributions	(0.75)	(0.33)	(0.02)	(0.03)		—
Net asset value, end of year	$7.50	$8.41	$8.52	$7.89		$7.67
Total return (2)	(1.81)%	2.58%	8.30%	3.22%		(3.03)%
Net assets, end of year (000s)	$1,601	$2,514	$2,277	$1,382		$1,375
Ratio of gross expenses to average net assets (3)(5)	2.33%	2.08%	2.01%	2.40%		3.19%
Ratio of net expenses to average net assets (5)	2.29%	2.07%	2.01%	2.38%		3.19%
Ratio of net investment income (loss) to average net assets (5)(6)	1.32%	1.35%	(0.34)%	(0.04)%		(1.17)%
Portfolio Turnover Rate	279%	263%	71%	480%		800%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

(4)	Amount represents less than $0.01 per share.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

Arrow Dynamic Income Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year
	Ended	Ended	Year	Year	Year
	July 31,	July 31,	Ended	Ended	Ended
	2018	2017	July 31,	July 31,	July 31,
Institutional Class Shares	(Not Consolidated)	(Not Consolidated)	2016	2015	2014
Net asset value, beginning of year	$8.87	$8.96	$8.25	$7.97	$8.15
Activity from investment operations:
Net investment income (1)	0.20	0.19	0.07	0.07	0.11
Net realized and unrealized gain (loss) on investments	(0.27)	0.14	0.69	0.28	(0.29)
Total from investment operations	(0.07)	0.33	0.76	0.35	(0.18)
Paid-in-capital from redemption fees	—	—	0.00 (3)	—	0.00 (3)
Less distributions from:
Net investment income	(0.18)	(0.39)	(0.05)	(0.07)	—
Net realized gains	(0.56)	(0.03)	—	—	—
Return of capital	(0.09)	—	—	—
Total distributions	(0.83)	(0.42)	(0.05)	(0.07)	—
Net asset value, end of year	$7.97	$8.87	$8.96	$8.25	$7.97
Total return (2)	(0.69)%	3.63%	9.24%	4.41%	(2.21)%
Net assets, end of year (000s)	$26,135	$110,676	$147,039	$21,129	$14,027
Ratio of gross expenses to average net assets (4)(6)	1.33%	1.08%	1.01%	1.40%	2.19%
Ratio of net expenses to average net assets (4)	1.29%	1.07%	1.01%	1.38%	2.19%
Ratio of net investment income to average net assets (4)(5)	2.40%	2.08%	0.81%	0.87%	1.36%
Portfolio Turnover Rate	279%	263%	71%	480%	800%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

See accompanying notes to consolidated financial statements.

Arrow Managed Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class A Shares	2018	2017	2016	2015	2014
Net asset value, beginning of year	$7.23	$9.64	$9.12	$8.04	$8.52
Activity from investment operations:
Net investment loss (1)	(0.01)	(0.07)	(0.11)	(0.21)	(0.18)
Net realized and unrealized gain (loss) on investments	0.58	(1.64)	0.74	1.29	(0.30)
Total from investment operations	0.57	(1.71)	0.63	1.08	(0.48)
Paid-in-capital from redemption fees (4)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.18)	(0.70)	(0.11)	—	—
Total distributions	(0.18)	(0.70)	(0.11)	—	—
Net asset value, end of year	$7.62	$7.23	$9.64	$9.12	$8.04
Total return (2)	7.64%	(18.10)%	5.70%	13.43%	(5.63)%
Net assets, end of year (000s)	$25,422	$49,728	$45,618	$1,718	$4,325
Ratio of gross expenses to average net assets (3)	1.40%	1.37%	1.40%	2.52%	2.16%
Ratio of net expenses to average net assets	1.38%	1.37%	1.40%	2.52%	2.16%
Ratio of net investment loss to average net assets	(0.12)%	(0.88)%	(1.20)%	(2.51)%	(2.12)%
Portfolio Turnover Rate	0%	801%	0%	0%	175%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

(4)	Amount represents less than $0.01 per share.

See accompanying notes to consolidated financial statements.

Arrow Managed Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class C Shares	2018	2017	2016	2015	2014
Net asset value, beginning of year	$6.92	$9.29	$8.80	$7.82	$8.36
Activity from investment operations:
Net investment loss (1)	(0.06)	(0.13)	(0.19)	(0.27)	(0.24)
Net realized and unrealized gain (loss) on investments	0.56	(1.57)	0.74	1.25	(0.30)
Total from investment operations	0.50	(1.70)	0.55	0.98	(0.54)
Paid-in-capital from redemption fees (4)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.14)	(0.67)	(0.06)	—	—
Total distributions	(0.14)	(0.67)	(0.06)	—	—
Net asset value, end of year	$7.28	$6.92	$9.29	$8.80	$7.82
Total return (2)	6.92%	(18.66)%	5.57%	12.53%	(6.46)%
Net assets, end of year (000s)	$5,607	$5,272	$5,215	$1,035	$1,242
Ratio of gross expenses to average net assets (3)	2.15%	2.12%	2.15%	3.27%	2.91%
Ratio of net expenses to average net assets	2.13%	2.12%	2.15%	3.27%	2.91%
Ratio of net investment loss to average net assets	(0.83)%	(1.64)%	(1.95)%	(3.26)%	(2.90)%
Portfolio Turnover Rate	0%	801%	0%	0%	175%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

(4)	Amount represents less than $0.01 per share.

See accompanying notes to consolidated financial statements.

Arrow Managed Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Institutional Class Shares	2018	2017	2016	2015	2014
Net asset value, beginning of year	$7.32	$9.74	$9.21	$8.10	$8.55
Activity from investment operations:
Net investment income (loss) (1)	0.01	(0.05)	(0.09)	(0.19)	(0.16)
Net realized and unrealized gain (loss) on investments	0.59	(1.66)	0.75	1.30	(0.29)
Total from investment operations	0.60	(1.71)	0.66	1.11	(0.45)
Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.20)	(0.71)	(0.13)	—	—
Total distributions	(0.20)	(0.71)	(0.13)	—	—
Net asset value, end of year	$7.72	$7.32	$9.74	$9.21	$8.10
Total return (2)	7.88%	(17.94)%	5.75%	13.70%	(5.26)%
Net assets, end of year (000s)	$79,783	$67,565	$64,046	$1,159	$8,460
Ratio of gross expenses to average net assets (4)	1.15%	1.12%	1.15%	2.27%	1.91%
Ratio of net expenses to average net assets	1.13%	1.12%	1.15%	2.27%	1.91%
Ratio of net investment income (loss) to average net assets	0.18%	(0.65)%	(0.95)%	(2.26)%	(1.91)%
Portfolio Turnover Rate	0%	801%	0%	0%	175%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Arrow Investment Advisors, LLC.

See accompanying notes to consolidated financial statements.

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
July 31, 2018

1.	ORGANIZATION

The Arrow DWA Balanced Fund (“ADBF”), the Arrow DWA Tactical Fund (“ADTF”), the Arrow Dynamic Income Fund (“ADIF”) (formerly Arrow Alternative Solutions Fund (“AASF”), and the Arrow Managed Futures Strategy Fund (“AMFSF”) (collectively, the “Funds”) are each a series of shares of beneficial inte rest of Arrow Investments Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 2, 2011, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds are diversified funds. ADTF is a “fund of funds.” ADBF seeks to achieve an appropriate balance between long-term capital appreciation and capital preservation. ADTF seeks to achieve long-term capital appreciation with capital preservation as a secondary objective. ADIF seeks income and long term capital appreciation with an emphasis on absolute (positive) returns, low volatility and low correlation to the equity and fixed income markets. AMFSF seeks long-term capital appreciation and to achieve absolute returns.

Each Fund was reorganized on March 1, 2012, from a series of Northern Lights Fund Trust, a Delaware statutory trust, to a series of Arrow Investments Trust, a Delaware statutory trust. As a series of Arrow Investments Trust, each Fund is a continuation of a predecessor fund that was a series of Northern Lights Fund Trust.

The Funds currently offer Class A shares, Class C shares and Institutional Class Shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class C and Institutional Class shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2018

The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08. Fund level income and expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative net assets within the Funds. Class specific expenses are allocated to that share class.

Securities valuation – Securities listed on an exchange (including exchange-traded funds (“ETFs”)) are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Options and futures contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported bid price on the valuation date. Index options and options not listed on a security exchange or board of trade shall be valued at the last reported bid price on the valuation date. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty based on the proprietary index. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end funds (other than ETFs) are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Notes – The Funds may invest in exchange traded notes (“ETNs”). ETNs are generally a type of debt security that is linked to the performance of underlying securities. The risks of owning ETNs generally reflect the risks of owning the underlying securities they

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2018

are designed to track. In addition, ETNs are subject to credit risk generally to the same extent as debt securities.

Exchange Traded Funds – The Funds may invest in ETFs. ETFs are generally a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

In unusual circumstances, securities may be valued at their fair value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2018

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of July 31, 2018 for the Funds’ assets and liabilities measured at fair value:

Arrow DWA Balanced Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$23,942,643	$—	$—	$23,942,643
Exchange Traded Funds	55,687,592	—	—	55,687,592
Short-Term Investments	5,819,587	—	—	5,819,587
U.S. Treasury Bills	—	5,951,413	—	5,951,413
Open Swap Contracts *	—	86,880	—	86,880
Total	$85,449,822	$6,038,293	$—	$91,488,115
Liabilities	Level 1	Level 2	Level 3	Total
Variation Margin-Open Long Futures Contracts *	$39,328	$—	$—	$39,328
Open Swap Contracts *	—	110,400	—	110,400
Total	$39,328	$110,400	$—	$149,728

Arrow DWA Tactical Fund

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$143,585,593	$—	$—	$143,585,593
Short-Term Investment	29,006,002	—	—	29,006,002
Total	$172,591,595	$—	$—	$172,591,595
Liabilities	Level 1	Level 2	Level 3	Total
Variation Margin-Open Long Futures Contracts *	$1,399,585	$—	$—	$1,399,585
Total	$1,399,585	$—	$—	$1,399,585

Arrow Dynamic Income Fund

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$10,966,514	$—	$10,966,514
Exchange Traded Funds	17,507,229	—	—	17,507,229
Open Swap Contracts *	—	43,764	—	43,764
Total	$17,507,229	$11,010,278	$—	$28,517,507
Liabilities	Level 1	Level 2	Level 3	Total
Variation Margin-Open Short Futures Contract	$21,188	$—	$—	$21,188
Total	$21,188	$—	$—	$21,188

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2018

Arrow Managed Futures Strategy Fund

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$55,301,404	$—	$—	$55,301,404
Short-Term Investments	9,252,210	—	—	9,252,210
U.S. Treasury Bill	—	47,115,359	—	47,115,359
Open Swap Contracts *	—	979,684	—	979,684
Total	$64,553,614	$48,095,043	$—	$112,648,657
Liabilities	Level 1	Level 2	Level 3	Total
Open Swap Contracts *	$—	$1,360,555	$—	$1,360,555
Total	$—	$1,360,555	$—	$1,360,555

It is the Funds’ policy to recognize transfers into or out of Level 1, Level 2, and Level 3 at the end year.

The Funds did not hold any Level 3 securities at the end of the year.

*	Derivatives instruments include cumulative net unrealized gain or loss on futures contracts and swaps open as of July 31, 2018.

See Consolidated Portfolios of Investments for investments and derivatives segregated by industry, type and underlying exposure.

Consolidation of Subsidiaries – ADWAB Fund Limited (ADB-CFC), ADWAT Fund Limited (ADT-CFC), and Arrow MFS Fund Limited (AMFS-CFC) – The Consolidated Portfolios of Investments, Consolidated Statements of Asset and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and the Consolidated Financial Highlights of ADBF, ADTF, and AMFSF include the accounts of ADB-CFC, ADT-CFC, and AMFS-CFC, respectively, which are wholly-owned and controlled subsidiaries. ADIF’s prior years’ financial highlights were consolidated with Northern Lights SPC (AAS-CFC). All inter-company accounts and transactions have been eliminated in consolidation.

The Funds, except ADIF, may invest up to 25% of their total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Funds’ investment objectives and policies.

The CFCs utilize commodity-based derivative products to facilitate the Funds’ pursuit of their investment objectives. In accordance with their investment objectives and through its exposure to the aforementioned commodity-based derivative products, the Funds may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk - The Funds’ exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2018

Credit Risk – There is a risk that issuers and counterparties will not make payments on securities and other investments held by a Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. The Funds may invest, directly or indirectly, in “junk bonds.” High yield fixed-income securities (also known as “junk bonds”) are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by a Fund. In addition, default may cause a Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Derivatives Risk – The Funds may use derivatives (including swaps, structured notes, options, futures and options on futures) to enhance returns or hedge against market declines. The Funds’ use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause a Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Funds.

Swap Counterparty Credit Risk – The Funds are subject to credit risk on the amount the Funds expect to receive from swap agreement counterparties. With certain exchange traded credit default swaps, there is minimal counterparty risk to a Fund in that the exchanges clearinghouse, as counter party, guarantees against default.

Fixed Income Risk – When a Fund invests in fixed income securities, the value of its investments in such securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by a Fund. In general, the market

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2018

price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by a Fund, possibly causing a Fund’s share price and total return to be reduced and fluctuate more than other types of investments. In addition, a Fund may invest in securities that are sometimes referred to as “junk bonds.” Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

Portfolio Turnover Risk – Portfolio turnover refers to the rate at which the securities held by the Funds are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Funds return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

Taxation Risk – By investing in commodities indirectly through a Subsidiary, the Funds will obtain exposure to the commodities markets within the federal tax requirements that apply to the Funds. However, because each Subsidiary is a controlled foreign corporation, any income received from the Subsidiary will be passed through to each Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Wholly-Owned Subsidiary Risk – Each Subsidiary will not be registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which each Fund and Subsidiary, respectively, are organized, could result in the inability of each Fund and/or Subsidiary to operate as described in the Prospectus and could negatively affect each Fund and their shareholders. Your cost of investing in a Fund will be higher because you indirectly bear the expenses of its Subsidiary.

A summary of the Funds’ investments in the CFCs are as follows:

		CFC Net Assets at	% of Total Net Assets at
	Inception Date of CFC	July 31, 2018	July 31, 2018
ADB-CFC	12/5/2012	$4,785,715	5.21%
ADT-CFC	12/12/2011	4,084,246	2.33%
AMFS-CFC	7/23/2010	22,327,236	20.15%

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2018

Dividends and Distributions to Shareholders – ADBF and ADTF intend to distribute substantially all of their net investment income at least annually and net capital gain annually. AMFSF intends to distribute substantially all of its investment income at least quarterly and net capital gain annually. ADIF intends to distribute substantially all of its investment income at least monthly and net capital gain annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years July 31, 2015 – July 31, 2017, or expected to be taken in the Funds’ July 31, 2018 tax returns. The Funds identify their major tax jurisdictions as U.S. federal and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities, of any.

Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2018

Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Consolidated Statements of Operations.

Futures Contracts – Each Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options Transactions – Each Fund is subject to equity price risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against this risk.

Each Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When a Fund writes a call option, an amount equal to the premium received is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. When a Fund purchases an option, an amount equal

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2018

to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Structured Notes – There are several risks associated with the use of structured notes. Structured notes are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes a Fund invests in, which may make it difficult for that Fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation. Although the Funds will not invest in any structured notes unless the Funds’ management believes that the issuer is creditworthy, a Fund does bear the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the issuer.

Swap Agreements – The Funds may enter into swap agreements to manage their exposure to various risks. A total rate of return swap agreement is a derivative contract in which one party (the receiver) receives the total return of a specific index or a specific security on a notional amount of principal from a second party (the seller) in return for paying a funding cost, which is usually quoted in relation to the London Inter-Bank Offered Rate (“LIBOR”). During the life of the agreement, there are periodic exchanges of cash flows in which the index receiver pays the LIBOR-based interest on the notional principal amount and receives (or pays if the total return is negative or spreads widen) the index total return on the notional principal amount. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer agrees to periodically pay the seller a premium, generally expressed in terms of interest on a notional principal amount, over a specified period in exchange for receiving compensation from the seller when an underlying reference debt obligation or index of reference debt obligations is subject to one or more specified adverse credit events (such as bankruptcy, failure to pay, acceleration of indebtedness, restructuring, or repudiation/ moratorium). A Fund will become a protection seller to take on credit risk in order to earn a premium. A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market based upon quotations from market makers and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Consolidated Statements of Operations. Net payments on swap

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2018

agreements are included as part of realized gain/loss in the Consolidated Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized in the Consolidated Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, that there may be unfavorable changes in the fluctuation of interest rates or the occurrence of adverse credit events on reference debt obligations.

Derivatives Disclosure

Fair Values of Derivative Instruments in ADBF as of July 31, 2018:

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value
Financial Index Swap:	Unrealized appreciation on swap contracts	$86,880	Unrealized depreciation on swap contracts	$—
Commodity Index Swap:	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	110,400

Futures - Commodity contracts:	Variation margin - due to broker	108,953	Variation margin - due to broker	157,086

Futures - Currency contracts:	Variation margin - due to broker	8,805	Variation margin - due to broker	—

		$204,638		$267,486

Fair Values of Derivative Instruments in ADTF as of July 31, 2018:

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value

Futures - Commodity contracts:	Variation margin - due to broker	$19,000	Variation margin - due to broker	$1,418,585
		$19,000		$1,418,585

Fair Values of Derivative Instruments in ADIF as of July 31, 2018:

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value

Futures - Interest contracts:	Variation margin - due to broker	$—	Variation margin - due to broker	$21,188
Credit Default Swap Contract:	Unrealized appreciation on swap contracts	43,764	Unrealized appreciation on swap contracts	—
		$43,764		$21,188

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2018

Fair Values of Derivative Instruments in AMFSF as of July 31, 2018:

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value

Financial Index Swap:	Unrealized appreciation on swap contracts	$979,684	Unrealized appreciation on swap contracts	$—

Commodity Index Swap:	Unrealized depreciation on swap contracts	—	Unrealized depreciation on swap contracts	1,360,555

		$979,684		$1,360,555

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Consolidated Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The effect of Derivative Instruments on the Consolidated Statements of Operations for the year ended July 31, 2018:

ABDF
	Commodity	Financial	Currency
Location	Contracts	Contracts	Contracts	Total
Net realized gain/(loss) from:
Futures contracts	$(176,945)	$—	$144,456	$(32,489)
Swap contracts	(58,656)	(500,651)	—	(559,307)
Total net realized gain/(loss)	$(235,601)	$(500,651)	$144,456	$(591,796)

Net change in unrealized appreciation/(depreciation) of:
Futures contracts	$7,551	$—	$(181,140)	$(173,589)
Swap contracts	(110,400)	86,880	—	(23,520)
Total net change in unrealized appreciation/(depreciation)	$(102,849)	$86,880	$(181,140)	$(197,109)

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2018

ADTF

	Commodity
Location	Contracts	Total
Net realized gain from:
Futures contracts	$2,043,225	$2,043,225
Total net realized gain	$2,043,225	$2,043,225

Net change in unrealized appreciation/(depreciation) on:
Futures contracts	$(1,505,030)	$(1,505,030)
Total net change in unrealized appreciation/(depreciation)	$(1,505,030)	$(1,505,030)

ADIF

		Volatility	Interest
Location	Credit Contracts	Contracts	Contracts	Mixed	Total
Net realized gain/(loss) from:
Futures Contracts	$—	$111,527	$(483,411)	$—	$(371,884)
Swap Contracts	348,938	—	(570,780)	3,975,865	3,754,023
Total net realized gain/(loss)	$348,938	$111,527	$(1,054,191)	$3,975,865	$3,382,139

Net change in unrealized appreciation/(depreciation) of:
Futures Contracts	$—	$(645,600)	$(14,844)	$—	$(660,444)
Swap Contracts	19,128	—	—	(3,910,501)	(3,891,373)
Total net change in unrealized appreciation/(depreciation)	$19,128	$(645,600)	$(14,844)	$(3,910,501)	$(4,551,817)

AMFSF

	Commodity	Financial
Location	Contracts	Contracts	Total
Net realized gain from:
Swap Contracts	$5,594,547	$6,909,003	$12,503,550
Total net realized gain	$5,594,547	$6,909,003	$12,503,550

Net change in unrealized appreciation/(depreciation) of:
Swap Contracts	$(1,242,418)	$1,114,507	$(127,911)

Total net change in unrealized appreciation/(depreciation)	$(1,242,418)	$1,114,507	$(127,911)

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2018

Credit Facility – The Funds have collectively entered into a $15 million secured Revolving Credit Agreement (the “Agreement”) with MUFG Union Bank, National Association. Under the terms of the Agreement, each Fund may not exceed the limit on borrowing money set forth in the Registration Statement of that Fund and the borrowing will be used only for temporary or emergency purposes including the financing of redemptions. Interest is charged to each Fund based on the prevailing market rates in effect at the time of the borrowing. The Funds will collateralize the borrowings with certain securities the Funds hold at the time of borrowing.

During the year ended July 31, 2018, the ADTF and ADIF incurred $94 and $856, respectively, of interest expense (including origination fees) related to the borrowings. For ADTF, average borrowings and average interest rate during the year ended July 31, 2018 were $400,000 and 4.25%, respectively. For ADIF, average borrowings and average interest rate during the year ended July 31, 2018 were $2,416,667 and 4.25%, respectively. The largest outstanding borrowing during the year ended July 31, 2018 were $400,000 and $3,000,000 for ADTF and ADIF, respectively. At July 31, 2018, there were no outstanding borrowings.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

Each Fund’s policy is to recognize a net asset or liability in the Consolidated Statements of Assets and Liabilities equal to the unrealized appreciation or depreciation for futures and swaps contracts. During the year ended July 31, 2018, each Fund is subject to a master netting arrangement for the futures and swaps. The following table shows additional information regarding the offsetting of assets and liabilities at July 31, 2018.

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2018

				Gross Amounts Not Offset in the
Assets:				Statements of Assets & Liabilities
		Gross Amounts Offset in	Net Amounts of Assets
	Gross Amounts of	the Statements of Assets	Presented in the Statements	Financial	Cash Collateral
	Recognized Assets	& Liabilities	of Assets & Liabilities	Instruments	Received/(Pledged)	Net Amount
Arrow DWA Balanced Fund
Swap Contracts -
Societe Generale	$86,880	$—	$86,880	$—	$—	$86,880
Future Contracts -
Goldman Sachs	117,758	(117,758)	—	—	—	—
Total	$204,638	$(117,758)	$86,880	$—	$—	$86,880
Arrow DWA Tactical Fund
Futures Contracts -
Goldman Sachs	$19,000	$(19,000)	$—	$—	$—	$—
Total	$19,000	$(19,000)	$—	$—	$—	$—
Arrow Dynamic Income Fund
Swaps Contracts -
Goldman Sachs	$43,764	$—	$43,764	$—	$—	$43,764
Total	$43,764	$—	$43,764	$—	$—	$43,764
Arrow Managed Futures Strategy Fund
Swaps Contracts -
Societe Generale	$979,684	$—	$979,684	$—	$—	$979,684
Total	$979,684	$—	$979,684	$—	$—	$979,684

				Gross Amounts Not Offset in the
Liabilities:				Statements of Assets & Liabilities
		Gross Amounts Offset in	Net Amounts of Assets
	Gross Amounts of	the Statements of Assets	Presented in the Statements	Financial	Cash Collateral
Description	Recognized Liabilities	& Liabilities	of Assets & Liabilities	Instruments	Pledged	Net Amount
Arrow DWA Balanced Fund
Swap Contracts-
Societe Generale	$110,400	$—	$110,400	$110,400	$—	$—
Futures Contracts -
Goldman Sachs	157,086	117,758	39,328	—	39,328	—
Total	$267,486	$117,758	$149,728	$110,400	$39,328	$—
Arrow DWA Tactical Fund
Futures Contracts -
Goldman Sachs	$1,418,585	$19,000	$1,399,585	$—	$1,399,585	$—
Total	$1,418,585	$19,000	$1,399,585	$—	$1,399,585	$—
Arrow Dynamic Income Fund
Futures Contract -
Goldman Sachs	$21,188	$—	$21,188	$—	$21,188	$—
Total	$21,188	$—	$21,188	$—	$21,188	$—
Arrow Managed Futures Strategy Fund
Swap Contracts -
Societe Generale	$1,360,555	$—	$1,360,555	$1,360,555	$—	$—
Total	$1,360,555	$—	$1,360,555	$1,360,555	$—	$—

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2018

4.	INVESTMENT TRANSACTIONS

For the year ended July 31, 2018, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales
Arrow DWA Balanced Fund	$107,417,895	$146,461,267
Arrow DWA Tactical Fund	188,696,885	249,250,482
Arrow Dynamic Income Fund	114,968,415	195,164,649
Arrow Managed Futures Strategy Fund	55,296,520	—

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Funds are overseen by the Board, which is responsible for the overall management of the Funds. Arrow Investment Advisors, LLC, serves as the Funds’ investment advisor (the “Advisor”). Pursuant to an advisory agreement with the Trust, with respect to each Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of ADBF and ADTF average daily net assets, 0.75% of ADIF average daily net assets, and 0.85% of AMFSF average daily net assets.

Pursuant to an exemptive order, ADBF, ADTF, ADIF and AMFSF each invested a portion of their assets in the other Arrow Funds. ADBF invested in AMFSF, Arrow DWA Country Rotation ETF (DWCR) and Arrow Reserve Capital Management ETF (ARCM). ADTF, ADIF and AMFSF each invested in the ARCM. The Advisor has agreed to waive 0.70% of its advisory fee on the portion of ADBF’s assets that are invested in the AMFS Fund. The Advisor has agreed to waive 0.05% of its advisory fee on the portion of ADBF’s assets that are invested in the DWCR. The Advisor has agreed to waive 0.10% of its advisory fee on the portion of ADBF, ADTF, ADIF and AMFSF’s assets that are invested in the ARCM. For the year ended July 31, 2018, the Advisor waived $29,779, $174, $18,501 and $33,743, in ADBF, ADTF, ADIF and AMFSF, respectively, pursuant to its agreement.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Funds. The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% of its average daily net assets for Class A and an annual rate of 1.00% of its average daily net assets for Class C and is paid to Archer Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and-or maintenance of the

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2018

Funds’ shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A and Class C shares. The Distributor is an affiliate of the Advisor. For the year ended July 31, 2018, the Distributor received $203,819, of which $44,194 was retained in commissions.

Gemini Fund Services, LLC (“GFS”) – GFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Trust for serving in such capacities.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

6.	REDEMPTION FEES

The Funds, except for ADIF, may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption fee occurs. For the year ended July 31, 2018, ADBF, ADTF, ADIF and AMFSF assessed $31, $733, $0, and $13,527 respectively, in redemption fees.

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Funds each currently invest a portion of their assets in the Arrow Reserve Capital Management ETF (ARCM), a Fund advised by the same Advisor. ARCM is registered under the 1940 Act, as an open-end management investment company. ARCM’s investment objective seeks to preserve capital while maximizing current income. ARCM’s securities valuation policies are similar to the Funds’ policies. The Funds may redeem their investment in ARCM at any time if the Advisor determines that it is in the best interest of each Fund and its shareholders to do so. Each Fund’s performance may be directly affected by the performance of ARCM. The financial statements of ARCM, including the portfolio of investments, can be found at ARCM’s website, www.arrowfunds.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of July 31, 2018, ADBF owns 3.9%, ADTF owns 0.2%, ADIF owns 17.7% and AMFSF owns 72.5% of ARCM. As of July 31, 2018, the percentage of ADBF, ADTF, ADIF and AMFSF’s net assets invested in ARCM was 3.3%, 0.1%, 44.7% and 49.9%, respectively.

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2018

ADBF currently invests a portion of its assets in the Arrow DWA Country Rotation ETF (DWCR), a fund advised by the same Advisor. DWCR is registered under the 1940 Act, as an open-end management investment company. DWCR’s investment objective seeks long-term capital appreciation by tracking the investment results of the Dorsey Wright Country and Stock Momentum Index. DWCR’s securities valuation policies are similar to ADBF’s policies. ADBF may redeem its investment in DWCR at any time if the Advisor determines that it is in the best interest of ADBF and its shareholders to do so. The performance of ADBF may be directly affected by the performance of DWCR. The financial statements of DWCR, including the portfolio of investments, can be found at DWCR’s website, www.arrowfunds.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the ADBF financial statements. As of July 31, 2018, ADBF owns 88.6% of DWCR. As of July 31, 2018, the percentage of ADBF’s net assets invested in DWCR was 19.6%.

8.	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or is under common control. Companies which are affiliates of a Fund at July 31, 2018 are noted in the Funds’ Consolidated Portfolios of Investments. Transactions during the year ended July 31, 2018 with companies which are affiliates are as follows:

		ADBF
								Net Change in
		Value -				Dividends		Unrealized	Shares -
		Beginning of		Sales	Realized	Credited	Value - End	Appreciation/	End of
Cusip	Description	Year	Purchases	Proceeds	Gain/Loss	to Income	of Year	(Depreciation)	Year
042765776	Arrow Reserve Capital Management ETF	$5,002,500		$(2,001,354)	$934	$48,451	$3,006,000	$3,920	30,000
042765685	Arrow DWA Country Rotation ETF	—	19,318,715	(954,352)	50,452	—	17,992,400	(422,415)	620,000
042765859	Arrow Managed Futures Strategy Fund	11,681,513		(13,200,180)	1,151,625	—	—	367,042	—
		$16,684,013	$19,318,715	$(16,155,886)	$1,203,011	$48,451	$20,998,400	$(51,453)

		ADTF
								Net Change in
		Value -				Dividends		Unrealized	Shares -
		Beginning of		Sales	Realized	Credited	Value - End	Appreciation/	End of
Cusip	Description	Year	Purchases	Proceeds	Gain/ Loss	to Income	of Year	(Depreciation)	Year
042765776	Arrow Reserve Capital Management ETF	$140,070	$—	$—	$—	$1,876	$140,280	$210	1,400

		ADIF
								Net Change in
		Value -				Dividends		Unrealized	Shares -
		Beginning of		Sales	Realized	Credited	Value - End	Appreciation/	End of
Cusip	Description	Year	Purchases	Proceeds	Loss	to Income	of Year	(Depreciation)	Year
042765776	Arrow Reserve Capital Management ETF	$50,714,365	$—	$(37,203,981)	$(25,588)	$244,807	$13,514,653	$29,857	134,877

		AMFSF
								Net Change in
		Value -				Dividends		Unrealized	Shares -
		Beginning of		Sales	Realized	Credited	Value - End	Appreciation/	End of
Cusip	Description	Year	Purchases	Proceeds	Gain/ Loss	to Income	of Year	(Depreciation)	Year
042765776	Arrow Reserve Capital Management ETF	$—	$55,296,520	$—	$—	$471,501	$55,301,404	$4,884	551,910

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2018

Cross trades for the year ended July 31, 2018 were executed by the Funds pursuant to procedures adopted by the Board to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between a Fund and other series of the Trust. The Board determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

For the year ended July 31, 2018, pursuant to these Procedures, each Fund’s total cross trades transactions were as follows:

Fund	Purchases at Cost	Sales Proceeds	Net Realized Gain/(Loss)
ADIF	$—	$5,000,000	$6,890
AMFSF	5,000,000	—	—

Amounts designated as “-” are zero or have been rounded to zero.

9.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended July 31, 2018 and July 31, 2017 was as follows:

For the Year Ended July 31, 2018:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
ADBF	$—	$7,624,669	$—	$7,624,669
ADTF	12,976,177	3,892,456	—	16,868,633
ADIF	3,698,230	197,221	410,152	4,305,603
AMFSF	3,325,067	—	—	3,325,067

For the Year Ended July 31, 2017:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
ADBF	$—	$—	$—	$—
ADTF	5,900,666	—	—	5,900,666
ADIF	7,186,104	541,248	—	7,727,352
AMFSF	8,725,462	—	—	8,725,462

As of July 31, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
ADBF	$1,452,454	$5,363,602	$—	$—	$(105,064)	$5,974,103	$12,685,095
ADTF	2,037,594	4,599,792	—	—	(2,049,471)	18,331,004	22,918,919
ADIF	—	—	—	—	—	(301,231)	(301,231)
AMFSF	8,681,503	—	(351,502)	(598,223)	(6,049,085)	2,678	1,685,371

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2018

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net investment income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to adjustments for the Funds’ wholly owned subsidiaries, C-Corporation return of capital distributions, the tax deferral of losses on wash sales, and mark-to-market on open futures and swap contracts. The unrealized appreciation in the table above includes tax unrealized depreciation of the subsidiary of $(53,469).

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
ADBF	$—
ADTF	—
ADIF	—
AMFSF	351,502

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. At July 31, 2018, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Short-Term	Long-Term	Total	Expiration
AMFSF	$123,374	$—	$123,374	July 31, 2019
	339,805	135,044	474,849	No expiration
	463,179	135,044	598,223

Permanent book and tax differences, primarily attributable to the differing book/ tax treatment of net operating losses and short-term capital gains, adjustments for the Funds’ wholly owned subsidiaries, C-Corporation return of capital distributions, real estate investment trusts, swap gains and losses, equalization debits, and the reclassification of Fund distributions, resulted in reclassifications for the year ended July 31, 2018 as follows:

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2018

	Paid	Accumulated	Accumulated
	In	Net Investment	Net Realized
	Capital	Income (Loss)	Gains (Loss)
ADBF	$(5,071,820)	$1,336,660	$3,735,160
ADTF	(1,792,896)	1,588,180	204,716
ADIF	2,193,380	919,988	(3,113,368)
AMFSF	(35,427,427)	7,882,724	27,544,703

10.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
ADBF	$85,373,663	$7,029,367	$(1,055,264)	$5,974,103
ADTF	154,260,591	18,612,831	(281,827)	18,331,004
ADIF	28,774,974	292,408	(593,639)	(301,231)
AMFSF	111,666,295	4,884	(2,206)	2,678

11.	NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Arrow Investments Trust

and the Shareholders of Arrow DWA Balanced Fund, Arrow DWA Tactical Fund,

Arrow Dynamic Income Fund, and Arrow Managed Futures Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated (where noted) statements of assets and liabilities of Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow Dynamic Income Fund (formerly Arrow Alternative Solutions Fund), and Arrow Managed Futures Strategy Fund, each a series of shares of beneficial interest in Arrow Investments Trust (the “Funds”), including the consolidated (where noted) portfolios of investments, as of July 31, 2018, and the related consolidated (where noted) statements of operations for the year then ended, the consolidated (where noted) statements of changes in net assets for each of the years in the two-year period then ended and the consolidated (where noted) financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of July 31, 2018, and the results of their consolidated (where noted) operations for the year then ended, the consolidated (where noted) changes in their net assets for each of the years in the two-year period then ended and their consolidated (where noted) financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, counterparties, and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Arrow Investments Trust since 2012. We also served as the auditor of one or more of the Funds in the Funds’ former trust from 2006 through 2012.

Philadelphia, Pennsylvania

September 27, 2018

The Arrow Funds
EXPENSE EXAMPLES (Unaudited)
July 31, 2018

As a shareholder of the Arrow DWA Balanced Fund, the Arrow DWA Tactical Fund, the Arrow Dynamic Income Fund, or the Arrow Managed Futures Strategy Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Arrow Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2018 through July 31, 2018.

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on each of the Arrow Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Expense Ratio
	Value	Value	During Period*	During Period**
Actual	2/1/18	7/31/18	2/1/18 – 7/31/18	2/1/18 – 7/31/18
DWA Balanced Class A	$1,000.00	$942.00	$7.46	1.55%
DWA Balanced Class C	1,000.00	938.70	11.04	2.30
DWA Balanced Institutional Class	1,000.00	943.50	6.24	1.30
DWA Tactical Class A	1,000.00	969.40	6.97	1.43
DWA Tactical Class C	1,000.00	966.40	10.61	2.18
DWA Tactical Institutional Class	1,000.00	970.40	5.75	1.18
Dynamic Income Class A	1,000.00	1,000.90	6.15	1.24
Dynamic Income Class C	1,000.00	997.90	9.31	1.88
Dynamic Income Institutional Class	1,000.00	1,003.50	4.27	0.86
Managed Futures Strategy Class A	1,000.00	791.30	6.00	1.35
Managed Futures Strategy Class C	1,000.00	788.70	9.36	2.11
Managed Futures Strategy Institutional Class	1,000.00	792.60	4.93	1.11

The Arrow Funds
EXPENSE EXAMPLES (Unaudited)(Continued)
July 31, 2018

	Beginning
	Account	Ending	Expenses Paid	Expense Ratio
Hypothetical	Value	Account Value	During Period*	During Period**
(5% return before expenses)	2/1/18	7/31/18	2/1/18 – 7/31/18	2/1/18 – 7/31/18
DWA Balanced Class A	$1,000.00	$1,017.11	$7.75	1.55%
DWA Balanced Class C	1,000.00	1,013.41	11.46	2.30
DWA Balanced Institutional Class	1,000.00	1,018.37	6.48	1.30
DWA Tactical Class A	1,000.00	1,017.72	7.14	1.43
DWA Tactical Class C	1,000.00	1,014.00	10.87	2.18
DWA Tactical Institutional Class	1,000.00	1,018.96	5.89	1.18
Dynamic Income Class A	1,000.00	1,018.89	6.21	1.24
Dynamic Income Class C	1.000.00	1,015.47	9.39	1.88
Dynamic Income Institutional Class	1,000.00	1,020.53	4.31	0.86
Managed Futures Strategy Class A	1,000.00	1,018.10	6.76	1.35
Managed Futures Strategy Class C	1,000.00	1,014.33	10.54	2.11
Managed Futures Strategy Institutional Class	1,000.00	1,019.29	5.56	1.11

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized.

The Arrow Funds
SUPPLEMENTAL INFORMATION (Unaudited)
July 31, 2018

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees. The address of each Trustee and Officer is 6100 Chevy Chase Drive, Suite 100, Laurel, Maryland 20707, unless otherwise noted.

Non-Interested Trustees

Name, Address and Year of Birth of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Independent Trustee	Other Directorships Held by Independent Trustee during the past 5 years
Robert S. Andrialis Year of Birth: 1944	Trustee	Since March 2014	Currently Independent Consultant; Formerly President, Secured Growth Quantitative Research, 2011–2014	10	Arrow ETF Trust (since September 2011)
Paul Montgomery Year of Birth: 1953	Trustee	Since Sept. 2011	Director of Research Scotia Partners, LLC (since 2012)	10	Arrow ETF Trust (since March 2014)
Thomas T. Sarkany Year of Birth: 1946	Trustee	Since March 2014	Founder and President, TTS Consultants, LLC, 2010 – present	10	Northern Lights Fund Trust IV (since July 2015); Arrow ETF Trust (since 2011) Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors since 1981

The Arrow Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
July 31, 2018

Interested Trustees and Officers

Name, Address and Year of Birth of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Independent Trustee	Other Directorships Held by Independent Trustee during the past 5 years
Joseph Barrato Year of Birth: 1965	Trustee, President & Principal Executive Officer	Since Sept. 2011	Founder and Chief Executive Officer, Arrow Investment Advisor, LLC (registered investment adviser), 2006-present	10	Arrow ETF Trust (since 2012)
Sothara Chin Year of Birth: 1966	Chief Compliance Officer	Since Feb. 2018; 2011-2015	Managing Partner of Fit Compliance, LLC (since 2017); Chief Operations and Chief Compliance Officer of Impact Us Marketplace, LLC (2015- 2017); Chief Compliance Officer of Arrow Investment Advisors, LLC (2011-2015)	N/A	N/A
Jake Griffith Year of Birth: 1978	Secretary	Since Sept. 2011	Founder and President, Director of Sales, Arrow (since 2006)	N/A	N/A
Sam Singh Year of Birth: 1976	Principal Financial Officer and Treasurer	Since Oct. 2013)	Vice President, GFS (since January 2015); Assistant Vice President, GFS (2011-2014)	N/A	N/A
Dawn M. Dennis Year of Birth: 1966	Assistant Secretary	Since June 2013	Senior Paralegal, GFS (since May 2013), Paralegal (from July 2011 through April 2013)	N/A	N/A

*	This is the year the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

[1]	The term “Fund Complex” refers to the Trust and Arrow ETF Trust.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-277-6933.

PRIVACY NOTICE

Arrow Investments Trust

FACTS	WHAT DOES ARROW INVESTMENTS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow Investments Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Arrow Investments Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-877-277-6933

PRIVACY NOTICE

Arrow Investments Trust

What we do:
How does Arrow Investments Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow Investments Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Arrow Investments Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Arrow Investments Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Arrow Investments Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-277-6933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-277-6933.

INVESTMENT ADVISOR
Arrow Investment Advisors, LLC
6100 Chevy Chase Drive, Suite 100
Laurel, MD 20707

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Robert S. Andrialis is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Andrialis is independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $ 66,500

2017 - $ 66,500

(b)	Audit-Related Fees

2018 – None

2017 – None

(c)	Tax Fees

2018 - $ 10,800

2017 - $ 10,800

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 – None

2017 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

 2018        2017

Audit-Related Fees:       0.00%     0.00%

Tax Fees:                     0.00%     0.00%

All Other Fees:             0.00%     0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $10,800

2017 - $10,800

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Arrow Investments Trust

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/President

Date 10/10/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/President

Date 10/10/18

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 10/10/18